UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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ANIKA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Anika Therapeutics, Inc.
32 Wiggins Avenue
Bedford, Massachusetts 01730

Notice of Annual Meeting of Stockholders to be Held on June 7, 2011

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Anika Therapeutics, Inc. ("Anika" or the "Company"), a Massachusetts corporation, will be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109 on Tuesday, June 7, 2011, at 10:00 a.m. local time for the following purposes:

1.
To elect two (2) Class III directors nominated by the Board of Directors, each to serve until the 2014 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

2.	To consider and approve the amendment and restatement of the Anika Therapeutics, Inc. Amended and Restated 2003 Stock Option and Incentive Plan;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year;

4.	To consider and approve an advisory vote regarding the compensation of the Company’s Named Executive Officers;

5.	To consider and recommend the frequency of future advisory votes on the compensation for the Company’s Named Executive Officers; and

6.	To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Proposal 1 relates solely to the election of two (2) Class III directors nominated by the Board of Directors and does not include any other matter relating to the election of directors, including without limitation, the election of directors nominated by any stockholder of the Company. Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned or postponed.

The Board of Directors has fixed the close of business on April 11, 2011 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of our common stock, par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. To assure your representation at the Annual Meeting, we urge you to vote via the Internet at www.proxyvote.com by following the instructions on the Notice Regarding the Availability of Proxy Materials (the “Notice”) you received in the mail or, if you have requested a proxy card by mail, by signing, voting and returning your proxy card in the enclosed envelope.  You may also vote via telephone by visiting www.proxyvote.com and following the instructions on the website or, if you have requested the proxy materials by mail, by following the instructions on the proxy card.  For specific instructions on how to vote your shares, please review the instructions for each of these voting options that are detailed in the Notice and in the Company’s Proxy Statement. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or have voted via the Internet or by telephone. Regardless of the number of shares you own, your vote is important.

In addition to their availability at www.proxyvote.com, the Company’s Proxy Statement and a form of proxy, together with its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, are available for viewing, printing and downloading at http://www.anikatherapeutics.com/proxy2011/.

By Order of the Board of Directors,

Kevin W. Quinlan, Chief Financial Officer & Secretary

Bedford, Massachusetts

April 28, 2011

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE YOUR PROXY AS INDICATED ABOVE. YOUR PROXY IS REVOCABLE UP TO THE TIME SET FORTH IN THE COMPANY’S PROXY STATEMENT AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY COMPLETED YOUR PROXY.

2011 Proxy

Anika Therapeutics, Inc.
32 Wiggins Avenue
Bedford, Massachusetts 01730

Proxy Statement for
The Annual Meeting of Stockholders
To Be Held on Tuesday, June 7, 2011

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors,” or the “Board”) of Anika Therapeutics, Inc. (“Anika Therapeutics,” the “Company,” “we,” “us,” or “our”), a Massachusetts corporation, for use at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109 on Tuesday, June 7, 2011, at 10:00 a.m. local time and at any adjournment or postponement thereof. At the Annual Meeting, the stockholders will be asked to consider and vote upon the following matters:

1.
The election of two (2) Class III directors nominated by the Board of Directors, each to serve until the 2014 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

2.	To consider and approve the amendment and restatement of the Anika Therapeutics, Inc. Amended and Restated 2003 Stock Option and Incentive Plan;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year;

4.	To consider and approve an advisory vote regarding the compensation of the Company’s Named Executive Officers;

5.	To consider and recommend the frequency of future advisory votes on compensation for the Company’s Named Executive Officers; and

6.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Proposal 1 relates solely to the election of two (2) Class III directors nominated by the Board of Directors and does not include any other matter relating to the election of directors, including without limitation, the election of directors nominated by any stockholder of the Company.

This proxy statement, the accompanying notice of Annual Meeting, the form of proxy and Anika Therapeutics’ Annual Report are first being made available to stockholders on or about April 28, 2011. Our Annual Report, however, is not a part of the proxy solicitation materials. The Board of Directors has fixed the close of business on April 11, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record of our common stock, par value $.01 per share, at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 13,495,493 shares of common stock outstanding and entitled to vote at the Annual Meeting. Holders of common stock as of the close of business on the record date will be entitled to one vote per share.

This year, pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have again elected to provide access to our proxy materials over the Internet. Accordingly, we have sent a Notice Regarding the Availability of Proxy Materials (the “Notice”) to certain of our stockholders (excluding those stockholders who previously have requested that they receive electronic or paper copies of our proxy materials). Stockholders have the ability to access our proxy materials on the website referred to in the Notice or to request a printed set of our proxy materials at no charge. Instructions on how to access our proxy materials over the Internet and to request a printed copy of our proxy materials may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe this process should expedite your receipt of our proxy materials and reduce the environmental impact of our Annual Meeting.

You may vote via the Internet at www.proxyvote.com by following the instructions in the Notice you received in the mail and which are also provided on that website; or, if you have requested a proxy card by mail, by signing, voting and returning your proxy card. You may also vote via telephone by visiting www.proxyvote.com and following the instructions on the website or, if you have requested the proxy materials by mail, by following the instructions on the proxy card. If you attend the Annual Meeting, you may vote in person even if you have previously voted by telephone or via the Internet or returned a proxy card by mail. If you hold your shares in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (a) filing with the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (b) properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities; (c) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting; or (d) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730, Attention: Secretary, before the taking of the vote at the Annual Meeting.

All properly authorized proxies received and not revoked prior to or at the Annual Meeting will be voted in accordance with the stockholders’ instructions by the persons named as proxies. If no voting instructions are specified, properly executed proxies will be voted (i) “for” the election of the nominees for director listed in this proxy statement, (ii) "for" the amendment and restatement of the Anika Therapeutics, Inc. Amended and Restated 2003 Stock Option and Incentive Plan, (iii) “for” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year, (iv) “for” approval of the resolution regarding compensation of the Company’s Named Executive Officers, and (v) in favor of including an advisory vote on executive compensation in the Company’s proxy statement each year.  If other matters are validly presented, proxies will be voted in accordance with the discretion of the persons named as proxies.

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Proxies withholding authority or marked as abstaining from a particular matter will be treated as present for purposes of determining whether a quorum is present for the Annual Meeting, but will not be counted as voting on any proposal for which authority is withheld or an abstention is indicated. If your common stock is held by a broker, bank or other nominee (i.e., in “street name”) and you fail to give instructions as to how you want your shares voted (a “non-vote”), the broker, bank or other nominee may in certain circumstances, but is not required to, vote the shares in their own discretion; however, in certain circumstances a broker will not be permitted to vote such shares in its own discretion. Proxies returned by brokers as “non-votes” on behalf of shares held in street name will be counted only for the purpose of determining the presence or absence of a quorum for the transaction of business. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the proposal to approve the election of directors, except to the extent that the failure to vote for an individual in the election of directors results in another individual receiving a larger percentage of votes. For each other matter before the Annual Meeting, any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on such proposals.

Proposal 1 (election of directors) requires the affirmative vote of a plurality of votes cast by the holders of Common Stock entitled to vote at the election. In a plurality election, votes may only be cast “for” or “withheld;” votes that are “withheld” from the nominees will not be voted in favor of the election of such nominees.  For each of Proposal 2 (approve the amendment and restatement of the Anika Therapeutics, Inc. Amended and Restated 2003 Stock Option and Incentive Plan), Proposal 3 (the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the 2011 fiscal year), Proposal 4 (advisory vote regarding the compensation of the Company’s Named Executive Officers), and Proposal 5 (advisory vote on the frequency of the advisory vote regarding the compensation of the Company’s Named Executive Officers), the affirmative vote of the holders of a majority of shares of Common Stock present or represented at the Annual Meeting and voting on the matter is required.  With respect to Proposal 5, however, if none of the frequency options receives the affirmative vote of the holders of a majority of shares of Common Stock present or represented and voting, because this vote is advisory and non-binding, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders. With respect to each of Proposal 2, Proposal 3 and Proposal 4, stockholders may vote “for,” “against” or “abstain.”  With respect to Proposal 5, stockholders may either vote to recommend an advisory vote every one, two or three years or abstain from voting.

Important Notice Regarding the Availability of Proxy Materials for the 2011 Annual Meeting of Stockholders to be held on June 7, 2011: This proxy statement, a form of proxy, and our Annual Report to Stockholders are available at http://www.anikatherapeutics.com/proxy2011. In addition, directions to the 2011 Annual Meeting of Stockholders are also available at http://www.anikatherapeutics.com/proxy2011

PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of seven directors and is divided into three classes: Class I, Class II and Class III. Each class of directors serves for a three-year term with one class of directors being elected by our stockholders at each annual meeting. Drs. Bower and Davidson, and Mr. Thompson serve as Class I Directors with a term of office expiring at the 2012 Annual Meeting. Messrs. Land and Moran serve as Class II Directors with a term of office expiring at the 2013 Annual Meeting. Mr. Wheeler and Dr. Sherwood serve as Class III Directors with a term of office expiring at the 2011 Annual Meeting.

Mr. Wheeler and Dr. Sherwood are our Board of Directors’ nominees for election to the Board of Directors at the Annual Meeting. The Class III Directors will be elected to hold office until the 2014 Annual Meeting and until their successors are duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy will vote, as permitted by the Amended and Restated By-laws of Anika Therapeutics, to elect Mr. Wheeler and Dr. Sherwood as Class III Directors. If any of the Class III Directors becomes unavailable or declines to serve, the persons acting under the accompanying proxy may vote the proxy for the election of a substitute in their discretion. The Board of Directors has no reason to believe that either of the nominees will be unable or unwilling to serve if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Vote Required

The election of a director requires the affirmative vote of a plurality of votes cast by the holders of common stock entitled to vote at the election. In a plurality election, votes may only be cast “for” or “withheld;” votes that are “withheld” from the nominees will not be voted in favor of the election of such nominees. This means that the two persons receiving the highest number of “for” votes will be elected as directors.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES OF THE BOARD AS DIRECTORS OF THE COMPANY.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH DIRECTOR NOMINEE.

Information Regarding the Directors

The following table sets forth the name of each director, including the nominees for Class III Director, his age and the year in which he became a director of Anika Therapeutics.

Director Name	Age	Director Since	Term Expires
Class I Directors:
Joseph L. Bower	72	1993	2012
Eugene A. Davidson, Ph.D.	80	1993	2012
Jeffery S. Thompson	45	2011	2012
Class II Directors:
Raymond J. Land	66	2006	2013
John C. Moran	58	2006	2013
Class III Directors:
Steven E. Wheeler	64	1993	2011
Charles H. Sherwood, Ph.D.	64	2002	2011

Dr. Bower joined the Board of Directors of Anika Therapeutics in February 1993 and has served as lead director since April 2005.  Since 2008, he has been the Baker Foundation Professor of Business Administration at Harvard Business School, and prior to 2008, he was the Donald Kirk David Professor of Business Administration.  Dr. Bower also serves as a director of Loews Inc., the New America High Income Fund and Sonesta International Hotels Corporation. During the past five years, Dr. Bower also served as a director of the TH Lee Putnam EOP Fund.  Dr. Bower brings to the Board more than three decades of experience in corporate governance and management, during which he has written books and taught these subjects at the Harvard Business School. Additionally, he has consulted with numerous organizations on problems of strategy and organizational development, including strategic planning and succession planning. As a result, we believe he is well suited for his roles as lead director and as chair of our Compensation Committee.

Dr. Davidson joined the Board of Directors of Anika Therapeutics in February 1993. Dr. Davidson is currently an Adjunct Professor of Biological Sciences at the Florida Atlantic University. He was the Chairman of the Department of Biochemistry, Cell and Molecular Biology at Georgetown University Medical School from April 1988 until June 30, 2003. Prior to this position, he was the Chairman of the Department of Biological Chemistry at the Milton S. Hershey Medical Center of the Pennsylvania State University from October 1967 to April 1988. Dr. Davidson also served as Associate Dean for Education at the Milton S. Hershey Medical Center from November 1975 to January 1987. Dr. Davidson received a B.S. in Chemistry from the University of California, Los Angeles, and a Ph.D. in Biochemistry from Columbia University.  Dr. Davidson's qualifications for membership on the Company's Board include his broad science and medical background gained over forty years, as well as his membership on the Company's Board for over 18 years.

Mr. Land became a member of Anika Therapeutics’ Board of Directors in January 2006. He also serves as a board member for Mountain View Pharmaceuticals, Inc., a privately held company specializing in biopharmaceuticals. Mr. Land recently retired as the Senior Vice President and Chief Financial Officer of Clarient, Inc. (CLRT), an advanced molecular diagnostics company. From June 2007 to May 2008, he was the Senior Vice President and Chief Financial Officer of Safeguard Scientifics, Inc. (SFE), a venture capital firm. Prior to Safeguard Scientifics, Inc., Mr. Land held executive management and chief financial officer positions at Medcenter Solutions, Inc., a global pharmaceutical marketing company where he was also a Board member and Orchid Cellmark (ORCH), a leading provider of identity of DNA testing services. Mr. Land previously served as Senior Vice President and Chief Financial Officer for Genencor International, Inc., (GCOR), a diversified biotechnology company focusing on bioproducts and healthcare from 1997 until its acquisition in April 2005. From 1991 to 1996, he served as Senior Vice President and Chief Financial Officer for West Pharmaceutical Services, Inc. (WST). Previously, Mr. Land was with Campbell Soup Company, Inc. (CPB) where for nine years he held increasingly senior financial positions and also served as General Manager of a frozen food division. Prior to joining Campbell Soup, he was with Coopers and Lybrand for nine years. Mr. Land is a Certified Public Accountant and has a degree in accounting and finance from Temple University. Mr. Land's qualifications for membership on the Company's Board include his extensive prior experience as chief financial officer at several companies, including several in the life science industry. He serves as the Chairman and designated financial expert on the Audit Committee.

Mr. Moran joined the Board of Directors of Anika Therapeutics in December 2006. In 2009, Mr. Moran became the President, CEO and Chairman of Core Essence Orthopaedics. From 1997 to 2009, he was a private investor in a number of companies, mostly in the medical devices field. From 1990 to 1997, Mr. Moran served as the first President of Synthes Spine, a division of Synthes (USA), the leading skeletal fixation company in the world. Synthes Spine designs, manufactures and distributes implants and instruments for spinal disorders.  During Mr. Moran’s six-year tenure as President of Synthes Spine, sales grew from less than $1 million to more than $60 million annually.  Mr. Moran also serves as a director of Paradigm Spine LLC, Rainer Technologies, and is Chairman of the Board of Core Essence Orthopaedics. Mr. Moran received a Bachelor’s Degree from the University of Notre Dame, and holds a Master’s degree in business administration from the Harvard Business School. Mr. Moran’s qualifications for membership on the Company’s Board include his prior experience in running an orthopedic division and his knowledge of the medical device industry, which provides our Board of Directors with product and business development perspectives and insight.

Mr. Thompson joined Anika’s Board of Directors in January 2011. He currently is an Operating Partner for HealthEdge Investment Partners, LLC (“HealthEdge”), a Tampa, Florida based private equity firm that provides strategic capital exclusively in the healthcare industry. Mr. Thompson currently serves as President, CEO, and Chairman of Advanced Bio-Technologies, Inc. and as Chairman of Woodbury Products, Inc., both HealthEdge portfolio companies. Prior to joining HealthEdge, he served as Chief Operating Officer for Stiefel Laboratories, Inc., the world’s largest independent pharmaceutical company specializing in dermatology. Prior to his COO role, he was Stiefel’s Senior Vice President U.S. Business Services and President of Glades Pharmaceuticals. Earlier in his career, Mr. Thompson held sales and business management positions at Bausch & Lomb Pharmaceuticals and SmithKline Beecham. Mr. Thompson is a graduate of the University of Pittsburgh. Mr. Thompson’s qualifications for membership on the Company’s Board include his prior experience in running a pharmaceutical company and his knowledge of the medical device industry, which provides our Board of Directors with product and business development perspectives and insight.

Mr. Wheeler is President of Wheeler & Co., a private investment firm, and a Principal at Hall Properties Inc., a private real estate advisory and investment firm. He joined the Board of Directors of Anika Therapeutics in 1993. He is also currently a Director of The 81 Beacon Street Corporation, Bariston Partners LLC, PingTone, Inc. and HFF, Inc.  Between 1993 and 1996, he was Managing Director and a Director of Copley Real Estate Advisors and President, Chief Executive Officer and a Director of Copley Properties, Inc., a publicly traded real estate investment trust. From 1991 to 1993, he was Chairman and Chief Executive Officer of Hancock Realty Investors, which manages an equity real estate portfolio. Earlier, he was an Executive Vice President of Bank of New England Corporation from 1990 to 1991. Mr. Wheeler received a Bachelor’s Degree in engineering from the University of Virginia, a Master’s Degree in nuclear engineering from the University of Michigan and a Master’s Degree in business administration from the Harvard Business School. Mr. Wheeler brings to our Board a broad understanding of business and finance matters, as well as 18 years of experience with the Company as a member of its Board.

Dr. Sherwood was appointed Chief Executive Officer of Anika Therapeutics in March 2002. Dr. Sherwood has served as President since June 2001. Dr. Sherwood previously served as Anika Therapeutics’ Chief Operating Officer beginning in June 2001, Vice President of Research and Development beginning in April 2000 and Vice President of Process Development and Engineering beginning in April 1998. Dr. Sherwood served as a consultant to Anika Therapeutics from January 1998 to April 1998. From 1995 to 1997, Dr. Sherwood was Senior Director of Medical Device Research and Development for Chiron Vision. In April 1995, Chiron Vision acquired IOLAB Corporation, a division of Johnson & Johnson where Dr. Sherwood had been Executive Director of Research and Development from 1993 to 1995, Director of Materials Characterization from 1989 to 1993 and Manager/Section Head from 1982 to 1989. Dr. Sherwood was also a part-time faculty member in the Department of Chemistry at the California State Polytechnic University, Pomona, California from 1984 to 1987. Dr. Sherwood received a B.S. in Chemical Engineering from Cornell University, and an M.S. and Ph.D. in Polymer Science and Engineering from the University of Massachusetts, Amherst. Dr. Sherwood also received a Certificate in Management from Claremont Graduate School.

 The Board’s Role in Risk Oversight

The role of our Board of Directors in our Company’s risk oversight process includes receiving reports from management on areas of material risk to our Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the Company so that it can understand risk identification, risk management and risk mitigation strategies. When a committee receives a report, the Chairman of the relevant committee reports on the discussion to the full Board. This enables the Board and its committees to coordinate the risk oversight role. Our Board of Directors also administers its risk oversight function through the required approval by the Board (or a committee of the Board) of significant transactions and other material decisions, and regular periodic reports from our Company’s independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting. As part of its charter, the Audit Committee discusses with management and our independent registered public accounting firm significant risks and exposures and the steps management has taken to minimize those risks.

Board Leadership Structure

Dr. Bower serves as the Lead Director of the Company. Separating the Lead Director role and the Chief Executive Officer role allows our Chief Executive Officer to focus on strategic management of the day-to-day business of the Company, while allowing the Lead Director to focus on leading our Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Lead Director, particularly as the Board’s oversight responsibilities continue to grow. Our Board believes that having separate positions, with an independent, non-executive director serving as the Lead Director, is the appropriate leadership structure for our Company at this time and allows the Board to fulfill its role with appropriate independence.

Corporate Governance, Board Matters and Committees

The Board of Directors has determined that each of its incumbent members, except for Dr. Sherwood, is “independent” within the meaning of director independence standards of the NASDAQ Stock Market, Inc. (“NASDAQ”) and the SEC. The Board of Directors based these determinations primarily on a review of the responses of each director to questions regarding employment and compensation history, affiliations and family and other relationships and on other relevant discussions with the directors.

Independent directors meet periodically in executive sessions without management participation. The executive sessions generally occur in connection with regularly scheduled meetings of the Board of Directors, committees of the Board of Directors and at other times the independent directors deem appropriate. The executive sessions are chaired either by the Lead Director or by the chair of the Board committee having jurisdiction over the particular subject matter to be discussed at the particular meeting or portion of a meeting.

Anika Therapeutics’ Board of Directors met eight (8) times during 2010. No director attended less than 75% of the aggregate of: (1) the total number of Board meetings, and (2) the total number of meetings held by all committees on which such director served. Our Annual Meeting of Stockholders is generally held to coincide with one of the Board’s regularly scheduled meetings. Directors are strongly encouraged to attend the Annual Meeting. Each of the then current directors attended the 2010 Annual Meeting of Stockholders.

The Board of Directors currently has three standing committees:

●	Audit Committee;

●	Compensation Committee; and

●	Governance and Nominating Committee.

The Board of Directors has adopted a written charter for each of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. The Audit Committee has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. You can find links to these materials in the corporate governance section of our website at http://www.anikatherapeutics.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Audit Committee.  The current members of the Audit Committee are Mr. Land, as Chairperson, Dr. Bower, and Mr. Moran. Messrs. Land and Moran and Dr. Bower served on the Audit Committee throughout 2010. The Board of Directors has determined that each member of the Audit Committee meets the independence requirements promulgated by NASDAQ and the SEC, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that each member of the Audit Committee is financially literate and has the requisite financial sophistication. In addition, the Board of Directors has determined that Mr. Land qualifies as an “audit committee financial expert” under the rules of the SEC. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Land’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Land any duties, obligations or liability that are greater than those that are generally imposed on him as a member of the Audit Committee and the Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.

The purposes of the Audit Committee are, among other things, to (1) oversee the accounting and financial reporting processes of Anika Therapeutics and the audits of its financial statements, (2) take or recommend that the Board of Directors take appropriate action to oversee the qualifications, independence and performance of Anika Therapeutics’ independent registered public accounting firm, and (3) prepare an Audit Committee report as required by the SEC to be included in Anika Therapeutics’ annual proxy statement. The Audit Committee has direct authority to appoint, retain, oversee and, when appropriate, terminate Anika Therapeutics’ independent registered public accounting firm. The Audit Committee also has the responsibility to confer with the independent registered public accounting firm regarding the scope, method and result of the audit of our books and records and to report the same to the Board of Directors and to establish and monitor a policy relative to non-audit services provided by the independent registered public accounting firm in order to ensure their independence.

The Audit Committee operates under a written charter adopted by the Board of Directors, a current copy of which may be viewed in the corporate governance section of Anika Therapeutics’ website at http://www.anikatherapeutics.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this proxy statement. The Audit Committee holds separate sessions of its meetings, outside the presence of management, with Anika Therapeutics’ independent auditors in conjunction with each regularly scheduled Audit Committee meeting that the independent auditors participate in. The Audit Committee met eleven (11) times during 2010.

Compensation Committee.  The current members of the Compensation Committee are Dr. Bower, as Chairperson, Dr. Davidson, and Mr. Wheeler, each of whom is independent for purposes of NASDAQ listing standards and the SEC. Mr. Wheeler and Drs. Bower and Davidson served on the Compensation Committee throughout 2010. The Compensation Committee, among other things, exercises on behalf of the Board of Directors all of the Board’s responsibilities relating to the development and implementation of Anika Therapeutics’ compensation programs which provide incentives that further Anika Therapeutics’ long-term strategic plan with the goal of enhancing enduring stockholder value, including: (1) reviewing and approving corporate goals and objectives relevant to the compensation of Anika Therapeutics’ Chief Executive Officer, (2) determining, with the advice and assistance of the Chief Executive Officer, the compensation of Anika Therapeutics’ officers other than the Chief Executive Officer, (3) overseeing Anika Therapeutics’ overall compensation programs, including granting awards under Anika Therapeutics’ Amended and Restated 2003 Stock Option and Incentive Plan (the “Amended 2003 Plan”), and (4) preparing a report on executive compensation to be included in Anika Therapeutics’ annual proxy statement. The Board of Directors has approved a written charter for the Compensation Committee, a current copy of which may be viewed in the corporate governance section of Anika Therapeutics’ website at http://www.anikatherapeutics.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this proxy statement. The Compensation Committee met eight (8) times during 2010.

Governance and Nominating Committee.  The current members of the Governance and Nominating Committee are Mr. Wheeler, as Chairperson, and Messrs. Moran and Land, each of whom is independent for purposes of NASDAQ listing standards and the SEC. Messrs. Wheeler, Moran and Land served on the Governance and Nominating Committee throughout 2010. The Governance and Nominating Committee is primarily responsible for (1) recommending to the Board of Directors the criteria for Board and committee membership, and (2) identifying, evaluating and recommending nominees to stand for election as directors at each Annual Meeting of Stockholders, including incumbent directors and candidates recommended by stockholders. In addition, the Governance and Nominating Committee is responsible for annually reviewing and recommending to the Board of Directors compensation for non-employee directors and evaluating the performance of the Company’s Chief Executive Officer and each member of the Board. The Board of Directors has approved a written charter for the Governance and Nominating Committee, a current copy of which may be viewed in the corporate governance section of Anika Therapeutics’ website at http://www.anikatherapeutics.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this proxy statement. The Governance and Nominating Committee met seven (7) times during 2010.

When considering candidates for director, the Governance and Nominating Committee takes into account a number of factors, including the following minimum qualifications: the nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of the stockholders. In addition, the Governance and Nominating Committee will take into consideration such other factors as it deems appropriate, including any direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which Anika Therapeutics operates. While the Company does not have a formal diversity policy, the Governance and Nominating Committee may consider whether the candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Governance and Nominating Committee may also consider, among other things, the skills of the candidate, his or her availability, depth and breadth of experience or other background characteristics, and his or her independence. Depending upon the current needs of the Board, these and other factors may be weighed more or less heavily by the Governance and Nominating Committee.

The Governance and Nominating Committee will consider written recommendations from stockholders of Anika Therapeutics regarding potential candidates for election as directors. The Governance and Nominating Committee will review and evaluate the qualifications of director nominee candidates who have been recommended by stockholders in compliance with procedures established from time to time by the Governance and Nominating Committee and conduct such inquiries as it deems appropriate. The Governance and Nominating Committee will consider for nomination any proposed director candidate who is deemed qualified by the Governance and Nominating Committee in light of the minimum qualifications and other criteria for Board membership described above or otherwise approved by the Board from time to time.

Stockholders wishing to suggest a candidate for director should write to the Governance and Nominating Committee c/o Chief Executive Officer at Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730 and include:

●	The name and address of record of the stockholder;

●
A representation that the stockholder is a record holder of Anika Therapeutics’ common stock, or if the stockholder is not a record holder, evidence of ownership in accordance with SEC Rule 14a-8(b)(2) of the Exchange Act;

●
The name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full years of the proposed director candidate;

●
A description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;

●	A description of all arrangements or understandings between the stockholder and the proposed director candidate;

●
The written consent of the proposed director candidate (1) to be named in the proxy statement relating to Anika Therapeutics’ Annual Meeting of Stockholders, (2) to have all required information regarding such candidate included in the proxy statement relating to Anika Therapeutics’ Annual Meeting of Stockholders filed pursuant to the rules of the SEC, and (3) to serve as a director if elected at such annual meeting; and

●	Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

The Governance and Nominating Committee may solicit recommendations for candidates for directors from non-management directors, the Chief Executive Officer, other executive officers, third-party search firms and such other sources as it deems appropriate, including stockholders. The Governance and Nominating Committee will review and evaluate the qualifications of all such proposed candidates in the same manner and without regard to the source of the recommendation.

Communications with the Board of Directors

If you wish to communicate with any of our directors or the Board of Directors as a group, you may do so by writing to the Board of Directors, or such individual director(s) c/o Chief Executive Officer, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730.

We recommend that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Executive Officer will be forwarded promptly to the appropriate addressee(s).

Code of Business Conduct

It is our policy that all of our officers, directors and employees worldwide conduct our business in an honest and ethical manner and in compliance with all applicable laws and regulations. Our Board of Directors has adopted the Anika Therapeutics, Inc. Code of Business Conduct and Ethics in order to clarify, disseminate, and enforce this policy. The Code of Business Conduct and Ethics applies to all of our officers, directors and employees worldwide, including our Chief Executive Officer and Chief Financial Officer. The Code of Business Conduct and Ethics can be viewed on the investor relations section of our website at www.anikatherapeutics.com under “Corporate Governance.” Please note that the information contained on the website is not incorporated by reference in, or considered to be part of, this proxy statement.

Transactions with Related Persons

It is our policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with Anika Therapeutics’ business interests. This policy is included in our Code of Business Conduct and Ethics. All directors and officers of Anika Therapeutics’ complete a directors and officers questionnaire at the beginning of each year, in which they are asked to disclose family relationships and other related party transactions. Our Audit Committee must review and approve all related party transactions, as defined in Item 404 of Regulation S-K. Our Audit Committee’s procedures for reviewing related party transactions are not in writing.

In 2010, there were no related party transactions, except as follows:  In connection with the acquisition of Fidia Advanced Biopolymers S.r.l. (“FAB”) in December 2009, the parties also entered into several agreements related to the lease of space from Fidia Farmaceutici S.p.A. (“Fidia”), FAB’s former parent entity, supply of products and raw materials by Fidia, provision of services by Fidia, and promotion by Fidia of FAB's products in Italy. Please see footnote 17 to the consolidated financial statements contained in the Company's Annual Report on Form 10-K filed on March 16, 2011 for further details.

 BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth the beneficial ownership of our common stock as of March 31, 2011, by:

●	Each director;

●	Each of the Named Executive Officers named in the Summary Compensation Table set forth under the caption “Executive Compensation;”

●	Each other person which is known by us to beneficially own 5% or more of our common stock; and

●	All current directors and executive officers as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, MA 01730.

Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Common Stock Outstanding (2)
Joseph L. Bower	127,198	(3)	*
Eugene A. Davidson, Ph.D.	77,878	(4)	*
Raymond J. Land	27,173	(5)	*
John C. Moran	25,403	(6)	*
Jeffery S. Thompson	8,493	(7)
Steven E. Wheeler	86,278	(8)	*
Charles H. Sherwood, Ph.D.	750,310	(9)	5.34%
William J. Mrachek	91,484	(10)	*
Kevin W. Quinlan	152,064	(11)	1.12%
Frank Luppino	63,750	(12)	*
All current directors and current executive officers as a group (10 persons)	1,410,031	(13)	9.75%
Other Principal Stockholders:
Fidia Farmaceutici S.p.A. Via Ponte della Fabbrica 3/A Abano Terme (PD), CAP 35031 Italy	1,981,192	(14)	14.68%
Eliot Rose Asset Management, LLC 1000 Chapel View Blvd., Suite 240 Cranston, RI 02920	683,783	(15)	5.07%
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210	752,960	(16)	5.58%

*	Indicates less than 1%.

(1)
The number of shares deemed beneficially owned includes shares of common stock beneficially owned as of March 31, 2011. The inclusion of any shares of stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Any reference below to shares subject to outstanding stock options and stock appreciation rights held by the person in question refers to stock options and stock appreciation rights that are exercisable within 60 days of March 31, 2011. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

(2)
The number of shares deemed outstanding includes 13,495,493 shares of common stock outstanding as of March 31, 2011, plus restricted stock granted and any shares subject to outstanding stock options and stock appreciation rights that are exercisable within 60 days of March 31, 2011, held by the person or persons in question.

(3)
This amount includes (i) 11,584 shares of restricted stock units and 17,915 shares subject to stock options and stock appreciation rights that are exercisable within 60 days of March 31, 2011, and (ii) 2,000 shares owned by Mr. Bower’s spouse. The shares of restricted stock units are unvested and will be fully vested if the director leaves the Company in good standing.

(4)
This amount includes (i) 11,584 shares of restricted stock units and 6,115 shares subject to stock options and stock appreciation rights that are exercisable within 60 days of March 31, 2011, and (ii) 1,350 shares owned by Dr. Davidson’s spouse. The shares of restricted stock units are unvested shares and will be fully vested if the director leaves the Company in good standing.

(5)
This amount includes 11,584 shares of restricted stock units and 7,810 shares of stock appreciation rights that are exercisable within 60 days of March 31, 2011. The shares of restricted stock units are unvested shares and will be fully vested if the director leaves the Company in good standing.

(6)
This amount includes 11,584 shares of restricted stock units and 6,040 shares subject to stock appreciation rights that are exercisable within 60 days of March 31, 2011. The shares of restricted stock units are unvested shares and will be fully vested if the director leaves the Company in good standing.

(7)	This amount includes 8,493 shares of restricted stock units. The shares of restricted stock units are unvested shares and will be fully vested if the director leaves the Company in good standing.

(8)
This amount includes 11,584 shares of restricted stock units and 6,115 shares subject to stock appreciation rights that are exercisable within 60 days of March 31, 2011. The shares of restricted stock units are unvested shares and will be fully vested if the director leaves the Company in good standing.

(9)	This amount includes 564,030 shares subject to stock options and stock appreciation rights that are exercisable within 60 days of March 31, 2011.

(10)	This amount includes 84,630 shares subject to stock options and stock appreciation rights that are exercisable within 60 days of March 31, 2011.

(11)	This amount includes 136,320 shares subject to stock options and stock appreciation rights that are exercisable within 60 days of March 31, 2011.

(12)	This amount includes 63,750 shares subject to stock options and stock appreciation rights that are exercisable within 60 days of March 31, 2011.

(13)
This amount includes 66,413 shares of restricted stock units and 892,725 shares in the aggregate subject to stock options and stock appreciation rights that are exercisable within 60 days of March 31, 2011.

(14)
Such information is provided based upon information contained in the Schedule 13G filed jointly by Fidia, P&R S.p.A. ("P&R"), and Fiore Holding S.r.l. ("Fiore") with the SEC on January 8, 2010. Fidia has both voting and investment power with respect to 1,981,192 of the shares of common stock of the Company. However, P&R, which owns a majority of the outstanding equity of Fidia, and Fiore, which owns a majority of the outstanding equity of P&R, may each be deemed to control Fidia and share voting and investment power with respect to such common stock of the Company. Each of P&R and Fiore disclaims beneficial ownership of the shares of the Company’s common stock beneficially owned by Fidia. P&R’s address is Via Milano n. 186, Garbagnate Milanese (MI), Italy CAP 20024; Fiore’s address is Via Principe Amedeo n.3, Milano (MI), Italy CAP 20121.

(15)
Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Eliot Rose Asset Management, LLC and Gary S. Siperstein on February 15, 2011. According to the filing, Eliot Rose Asset Management, LLC and Mr. Siperstein have shared dispositive and voting power over the shares beneficially owned.

(16)
Such information is provided based on Schedules 13G filed with the SEC on behalf of Wellington Management Company, LLP and Wellington Trust Company, NA on February 14, 2011. According to the filings, both entities have shared dispositive and voting power over the shares beneficially owned.

Section 16(a) Beneficial Ownership Reporting Compliance

The Exchange Act requires that Anika Therapeutics’ officers, directors and persons who own more than 10% of Anika Therapeutics’ common stock file initial reports of ownership and reports of changes in ownership with the SEC and NASDAQ. Officers, directors and persons who beneficially own more than 10% of Anika Therapeutics’ common stock are also required to furnish us with a copy of all forms they file pursuant to Section 16(a) of the Exchange Act. To Anika Therapeutics’ knowledge, based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us under Rule 16a-3(e) of the Exchange Act for the year ended December 31, 2010, no officer, director or person who owns more than 10% of Anika Therapeutics’ outstanding shares of common stock failed to file such reports on a timely basis.

EXECUTIVE OFFICERS

The Board of Directors elects our executive officers annually at a regular meeting held immediately following the Annual Meeting of Stockholders. Such executive officers hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified unless they sooner resign or are removed from office. There are no family relationships between any of our directors, director nominees or executive officers.

The following table lists the current executive officers of Anika Therapeutics and certain information concerning the executive officers of Anika Therapeutics. It is anticipated that each of these officers will be re-appointed by the Board of Directors following the Annual Meeting:

Name	Age	Position
Charles H. Sherwood, Ph.D.	64	President and Chief Executive Officer
Kevin W. Quinlan	61	Chief Financial Officer, Treasurer and Secretary
Frank Luppino	42	Chief Operating Officer
William J. Mrachek	67	Vice President of Human Resources

Dr. Sherwood’s biography is included above in the section titled “Information Regarding the Directors.”

Mr. Quinlan was appointed Chief Financial Officer, Treasurer and Secretary of Anika in July 2005. Previously, Mr. Quinlan was President of BBI Diagnostics, a division of SeraCare, which was acquired in 2004 from Boston Biomedica, Inc. (“BBI”). From 1999 to 2004, Mr. Quinlan served as President and Chief Operating Officer of BBI, then a publicly traded manufacturer of quality control products used to monitor infectious disease testing, and had operational and financial responsibility for BBI’s five business units. Mr. Quinlan previously served as Chief Financial Officer of BBI from 1993 to 2003. As Chief Financial Officer, he was responsible for finance, IT, treasury, human resources and investor relations. From 1990 to 1993, Mr. Quinlan was Chief Financial Officer of Parctec, Inc. (a subsidiary of Kleinwort Benson Group). From 1981 to 1990, Mr. Quinlan was Vice President, Assistant Treasurer and Corporate Controller of American Finance Group. From 1975 to 1981, Mr. Quinlan was an auditor/senior auditor/audit supervisor at Coopers & Lybrand. Mr. Quinlan is a Certified Public Accountant and has a BS degree from the University of New Hampshire and a MS degree from Northeastern University.

Mr. Luppino was appointed Chief Operating Officer of Anika in May 2009.  Previously, Mr. Luppino served as Vice President of Operations at Bionostics from 2007 to 2009. From 2003 to 2007, he served as Anika's Vice President of Operations. Mr. Luppino began his Anika career in 1999, and held several positions of increasing responsibility in the operations area. Prior to Anika, Mr. Luppino was Regional Manager for AAC Consulting Group, a firm serving the pharmaceutical and medical device industries. From 1992 to 1998, he was Regional Manager for Raytheon Engineers and Constructors. Mr. Luppino holds a BS degree in chemical engineering from Lehigh University.

Mr. Mrachek joined Anika in 2001 and in 2008 was promoted to Vice President of Human Resources after serving as the Executive Director of Human Resources since 2003. Previously, Mr. Mrachek served as the Vice President of Human Resources for iQ NetSolutions, a start-up engaged in the proprietary Enterprise telephony solutions converging both voice and data. From 1994 to 2000, Mr. Mrachek was Director of Human Resources for Programart Corp in Cambridge, MA, a private software company developing application performance management products for the mainframe market. Previously, Mr. Mrachek served as Vice President of Human Resources for SofTech, Inc., a public company located in Waltham, MA, engaged in selling software development and engineering services primarily for the Federal government as well as the product reselling of computers, network equipment, and packaged software. Mr. Mrachek holds a BA degree from Colorado College, a MBA from the University of Denver, and a JD from the University of Colorado School of Law. He serves on the Board of Directors for the Faulkner Hospital in Boston.

COMPENSATION DISCUSSION AND ANALYSIS

This section describes and analyzes the material elements of the 2010 compensation for the Anika Therapeutics executive officers identified in the Summary Compensation Table hereunder. We refer to these individuals as the named executive officers, or “NEOs.” The Compensation Committee of the Board of Directors oversees all decisions regarding the compensation of the NEOs, including base salary, annual bonuses, equity incentives, perquisites, and other agreements and arrangements.

Philosophy and Process

The overall objective of Anika Therapeutics’ executive compensation policy is to attract and retain highly qualified executive officers and motivate them to provide a high level of performance for the benefit of Anika Therapeutics and its stockholders. The Compensation Committee approves Anika Therapeutics’ compensation policies and oversees Anika Therapeutics’ overall compensation program. The Compensation Committee believes that to accomplish these objectives the compensation packages should provide executive officers with market competitive base salaries and the opportunity to earn additional compensation based upon Anika Therapeutics’ business progress, financial performance, and the performance of Anika Therapeutics’ common stock.

In considering compensation for Anika Therapeutics’ executive officers, the Compensation Committee relies primarily on the Company’s financial performance, an assessment of the individual’s performance and contribution to Anika Therapeutics development and achievements, in addition to quantitative factors such as general compensation trends. In this regard, the Compensation Committee periodically reviews surveys of executive compensation and information concerning compensation at similarly situated companies. Most recently, the Company reviewed market data from the 2010 Radford U.S. Global Life Sciences Executive Survey (the “Radford Survey”) covering 525 companies.  While the Compensation Committee does not determine compensation based on formulaic criteria, it does seek to achieve an overall compensation level approximating the industry median.  In completing its analysis, the Compensation Committee reviewed competitive data compiled from a peer group comprised of 14 companies of similar size and related businesses, consisting of BioSphere Medical, Exactech, Harvard Bioscience, Immunogen, Inspire Pharmaceuticals, ISTA Pharmaceuticals, Kensey Nash Corporation, Micrus Endovascular, NMT Medical, OBAGI Medical Products, Orthovita, Osteotech, Quidel Corporation, and Xoma Ltd.

With respect to financial performance, the Company began 2010 with a budget based on its core business, including the business of FAB, as understood at the time of its acquisition on December 30, 2009, but with the knowledge that there were events (including efforts to gain U.S. approval of Monovisc and establishment of a commercialization strategy, and the ongoing development of the FAB business) that could impact the achievement of the budgeted goals. The Compensation Committee agreed it would review actual developments and determine executive compensation based on actual performance and achievements.

Components of Compensation

The principal components of Anika Therapeutics’ compensation policy for its executive officers are base salary, cash bonuses, and equity based grants. Decisions regarding each component are made independent of any other component.

Base Salary.  The primary component of compensation for Anika Therapeutics’ executive officers is base salary. Base salary levels for Anika Therapeutics’ executive officers are determined based upon an evaluation of a number of factors, including the individual’s level of responsibility, experience, performance and competitive market practices as determined by Anika Therapeutics’ analysis of management compensation surveys, and a review of other published data relating to executive compensation, including peer group data, and taking into account any contractual obligations. Salaries are reviewed on an annual basis.

Cash Bonus.  The second principal component of Anika Therapeutics’ compensation policy for executive officers consists of discretionary cash bonuses. The Compensation Committee considers the achievement of financial results, organizational development, business and technical development, and contribution to increasing shareholder value in its discretion to determine the amounts and timing of the bonuses. Historically, cash bonuses for the most recently completed year are awarded contemporaneously with annual compensation reviews for the new year. Bonuses are prorated in the year of hire. The Compensation Committee also grants cash bonuses for executive retention purposes, taking into account, among other things, general industry practices, as well as special performance bonuses in exceptional circumstances, and taking into account any contractual obligations. Bonuses are not determined based on a formula, but rather by taking into account both company and individual performance as a whole.

After the completion of the year, the Compensation Committee, with the assistance of the Chief Executive Officer, reviewed the Company’s performance, as well as the individual performance of each NEO. Accomplishments that factored into the bonus and equity awards included the completion of the integration of FAB into the Company including the development of finance, human resources and purchasing systems to replace the services previously provided by FAB’s former parent company; approval of our Bedford, MA manufacturing facility by our European Competent Authority to manufacture all products for shipment to Europe; submission of three 510K applications to the U.S. Food and Drug Administration for FAB products; successful clearance of the Warning Letter related to the Woburn manufacturing facility; significantly reducing FAB’s operating losses compared to 2009; exceeding 2009’s consolidated revenue and operating income; and entering into a two year extension contract for ophthalmic products with Bausch & Lomb. In the Compensation Committee's opinion, these accomplishments more than offset the areas in which the Company made less progress than originally anticipated in its budget from the beginning of 2010, including delays in the FDA’s approval of Monovisc, and in moving asceptic product manufacturing to its Bedford, MA facility (collectively, the "2010 Results"). For 2010, the Compensation Committee determined that the Company made good overall progress.

Equity Based Grants.  The third principal component of Anika Therapeutics’ compensation policy for executive officers consists of grants under the Amended 2003 Plan. Under this plan, executive officers may be granted stock options or other forms of equity security such as stock appreciation rights (“SARs”) and performance-based restricted stock. The equity component of Anika Therapeutics’ compensation policy provides the opportunity for Anika Therapeutics’ executive officers to be compensated based upon increases in the market price of Anika Therapeutics’ common stock. The Compensation Committee has delegated to the Company’s Chief Executive Officer the ability to make grants to non-officer employees under the Amended 2003 Plan up to an annual maximum of 10,000 shares per individual and 50,000 shares per year in the aggregate, and provided any such grants comply with all existing plan and statutory requirements.

Compensation of Chief Executive Officer.  In 2010, Dr. Sherwood’s annual salary was $465,978. In determining the compensation for Dr. Sherwood in 2010, the Compensation Committee evaluated corporate, individual and organizational accomplishments by Anika Therapeutics in 2009. In addition, the Compensation Committee took into account information regarding the compensation paid to other Chief Executive Officers in comparably sized, publicly traded companies in the pharmaceutical and medical devices industry and the relative performance of such companies.

In recognition of the corporate, individual and organizational accomplishments of Anika Therapeutics for 2010 including his leadership and contributions to the 2010 Results, in January 2011, the Compensation Committee awarded Dr. Sherwood a cash bonus of $214,000 (approximately 95% of his target bonus). In January 2010, Dr. Sherwood was awarded SARs to acquire up to 100,000 shares of common stock at an exercise price of $6.36 per share in connection with his 2009 annual performance review. In January 2011, Dr. Sherwood was also awarded options to acquire up to 95,000 shares of common stock at an exercise price of $6.98 per share in connection with his 2010 annual performance review.

The Compensation Committee also factored into its evaluation the aggregate value of all compensation received by the Chief Executive Officer, including the total beneficial ownership of Anika Therapeutics represented by the Chief Executive Officer’s “in-the-money” stock options as compared to the holdings of other comparably situated Chief Executive Officers, based on data from the Radford Survey.

Compensation of Chief Financial Officer.  In 2010, Mr. Quinlan’s annual salary was $274,535. In determining the compensation for Mr. Quinlan in 2010, the Compensation Committee evaluated corporate, individual and organizational accomplishments by Anika Therapeutics in 2009. In addition, the Compensation Committee took into account information regarding the compensation paid to other Chief Financial Officers in comparably sized, publicly traded companies in the pharmaceutical and medical devices industry and the relative performance of such companies.

In recognition of the corporate, individual and organizational achievements of Anika Therapeutics for 2010, including his contributions to the 2010 Results, in January 2011, the Compensation Committee awarded Mr. Quinlan a cash bonus of $65,000 (approximately 80% of his target bonus). In January 2010, Mr. Quinlan was awarded SARs to acquire up to 25,000 shares of common stock at an exercise price of $6.36 per share in connection with his 2009 annual performance review. In January 2011, Mr. Quinlan was awarded options to acquire up to 30,000 shares of common stock at an exercise price of $6.98 per share in connection with his 2010 annual performance review.

Compensation of Chief Operating Officer.  In 2010, Mr. Luppino’s annual salary was $285,000. In determining the compensation for Mr. Luppino in 2010, the Compensation Committee evaluated corporate, individual and organizational accomplishments by Anika Therapeutics in 2009. In addition, the Compensation Committee took into account information regarding the compensation paid to other Chief Operating Officers in comparably sized, publicly traded companies in the pharmaceutical and medical devices industry and the relative performance of such companies.

In recognition of the corporate, individual and organizational achievements of Anika Therapeutics for 2010, including his contributions to the 2010 Results, in January 2011, the Compensation Committee awarded Mr. Luppino a cash bonus of $90,000 (approximately 90% of his target bonus). In January 2010, Mr. Luppino was awarded SARs to acquire up to 55,000 shares of common stock at an exercise price of $6.36 per share in connection with his 2009 annual performance review. In January 2011, Mr. Luppino was awarded options to acquire up to 60,000 shares of common stock at an exercise price of $6.98 per share in connection with his 2010 annual performance review.

Compensation of Vice President of Human Resources.  In 2010, Mr. Mrachek’s annual salary was $220,572. In determining the compensation for Mr. Mrachek in 2010, the Compensation Committee evaluated corporate, individual and organizational achievements by Anika Therapeutics in 2009. In addition, the Compensation Committee took into account information regarding the compensation paid to other Vice Presidents of Human Resources in comparably sized, publicly traded companies in the pharmaceutical and medical devices industry and the relative performance of such companies.

In recognition of the corporate, individual and organizational achievements of Anika Therapeutics for 2010, including his contributions to the 2010 Results, in January 2011, the Compensation Committee awarded Mr. Mrachek a cash bonus of $49,000 (approximately 74% of his target bonus). In January 2010, Mr. Mrachek was awarded SARs to acquire up to 15,000 shares of common stock at an exercise price of $6.36 per share in connection with his 2009 annual performance review. In January 2011, Mr. Mrachek was awarded options to acquire up to 25,000 shares of common stock at an exercise price of $6.98 per share in connection with his 2010 annual performance review.

Deductibility of Executive Compensation.  The Internal Revenue Code of 1986, as amended (the “Code”), limits the federal income tax deductibility of compensation paid to Anika Therapeutics’ Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. Anika Therapeutics may deduct compensation with respect to any of these individuals only to the extent that during any year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). Considering Anika Therapeutics’ current compensation plans and policy, Anika Therapeutics and the Compensation Committee believe that, for the near future, there is little risk that Anika Therapeutics will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, Anika Therapeutics’ compensation plans and policies may be modified to maximize deductibility if the Company and the Compensation Committee determine that such action is in the best interests of Anika Therapeutics.

Agreements with Named Executive Officers

On October 17, 2008, the Company entered into Employment Agreements (individually, the “Employment Agreement” and collectively, the “Employment Agreements”) with each of Dr. Charles H. Sherwood, Ph.D., President and Chief Executive Officer of the Company, and Kevin Quinlan, Chief Financial Officer of the Company. On September 10, 2009, the Company entered into Employment Agreements with each of Mr. Frank Luppino, Chief Operating Officer of the Company, and William J. Mrachek, Vice President of Human Resources of the Company (collectively, the “Senior Executives”). The Employment Agreements clarify and amend existing employment arrangements between the Company and each of Dr. Sherwood, Mr. Quinlan, Mr. Luppino and Mr. Mrachek. Base salaries for the Senior Executives are subject to annual review by either the Board of Directors or the Compensation Committee, and did not change as a result of the Employment Agreements. In addition, the Senior Executives are subject to confidentiality, non-disclosure, non-competition, non-solicitation, assignment, and arbitration provisions. Effective December 8, 2010, the Company entered into amendments to the Employment Agreements with the above Senior Executives to include certain technical amendments to bring such agreements into compliance with Section 409A of the Code and the regulations thereunder.

Historically, the Company has entered into employment agreements providing severance benefits with senior executives to be competitive with its peer group, for retention purposes, and to attract well qualified and talented executives. In exchange for such severance protection, our senior executives have agreed to be bound by certain restrictive covenants, including non-competition and non-solicitation provisions.  We believe that these agreements are fair to the executives and to our stockholders because these agreements provide relatively modest severance in exchange for the negative covenants which protect us.

Contract of Chief Executive Officer

In addition to his base salary in existence at the time of the agreement, Dr. Sherwood is eligible to receive cash incentive compensation, with a target bonus equal to 50% of his annual base salary. Pursuant to the terms of the Employment Agreement, upon any termination, whether due to death, disability, or for any reason by Dr. Sherwood, or the Company, Dr. Sherwood would be entitled to any accrued benefits, including any earned but unpaid base salary and incentive compensation, unpaid expense reimbursements, accrued but unused vacations, and any vested benefits under the Company’s employee benefit plans.

Subject to certain conditions, upon an involuntary termination by the Company of Dr. Sherwood’s employment without “cause” (as defined in his Employment Agreement) or a voluntary termination of employment by him for “good reason” (as defined in his Employment Agreement), Dr. Sherwood would be entitled to receive a severance amount equal to 1.5 times the sum of his current base salary and target annual bonus for the then current fiscal year and would be eligible to continue to participate in the Company’s group health, dental and vision program for 18 months. If Dr. Sherwood’s termination of employment occurs within 3 months prior to or 12 months after a “change in control” (as defined in his Employment Agreement) and such termination is made by him for “good reason” or by the Company without “cause,” (i) Dr. Sherwood would be entitled to receive, in lieu of the severance amount described above, a severance amount equal to two times the sum of his current base salary and target annual bonus for the then current fiscal year, (ii) all of Dr. Sherwood’s stock options and stock-based awards would immediately accelerate and become fully exercisable or non-forfeitable as of the effective date of such change in control, and (iii) Dr. Sherwood would be eligible to continue to participate in the Company’s group health, dental and vision program for 24 months, subject to certain conditions.

Under the terms of his Employment Agreement with the Company, Dr. Sherwood would receive a gross-up payment that, on an after-tax basis, is equal to the taxes imposed on the severance payments under his Employment Agreement in the event any payment or benefit to the executive is considered an “excess parachute payment” and subject to an excise tax under the Code. Notwithstanding the foregoing, the amount of gross-up payment that Dr. Sherwood would be entitled to receive is limited to $500,000.

Contract of Chief Financial Officer

In addition to his base salary in existence at the time of the agreement, Mr. Quinlan is eligible to receive cash incentive compensation, with a target bonus equal to 30% of his annual base salary. Pursuant to the terms of the Employment Agreement, upon any termination, whether due to death, disability, or for any reason by Mr. Quinlan, or the Company, Mr. Quinlan would be entitled to any accrued benefits, including any earned but unpaid base salary and incentive compensation, unpaid expense reimbursements, accrued but unused vacations, and any vested benefits under the Company’s employee benefit plans.

Subject to certain conditions, upon an involuntary termination by the Company of Mr. Quinlan’s employment without “cause” (as defined in the Employment Agreement) or a voluntary termination of employment by him for “good reason” (as defined in the Employment Agreement), Mr. Quinlan would be entitled to receive a severance amount equal to his current base salary for the then current fiscal year and would be eligible to continue to participate in the Company’s group health, dental and vision program for 12 months. If Mr. Quinlan’s termination of employment occurs within 3 months prior to or 12 months after a “change in control” (as defined in the Employment Agreement) and such termination is either by him for “good reason” or by the Company without “cause,” (i) Mr. Quinlan would be entitled to receive, in lieu of the severance amount described above, a severance amount equal to 1.5 times the sum of his current base salary and target annual bonus for the then current fiscal year, (ii) all of Mr. Quinlan’s stock options and stock-based awards would immediately accelerate and become fully exercisable or non-forfeitable as of the effective date of such change in control, and (iii) Mr. Quinlan would be eligible to continue to participate in the Company’s group health, dental and vision program for 18 months, subject to certain conditions.

Under the terms of his Employment Agreement, Mr. Quinlan would be subject to a modified economic cutback in the event any payment or benefit to him is considered an “excess parachute payment” and subject to an excise tax under the Code.

Contract of Chief Operating Officer

In addition to his base salary in existence at the time of the agreement, Mr. Luppino is eligible to receive cash incentive compensation, with a target bonus equal to 35% of his annual base salary. Pursuant to the terms of the Employment Agreement, upon any termination, whether due to death, disability, or for any reason by Mr. Luppino, or the Company, Mr. Luppino would be entitled to any accrued benefits, including any earned but unpaid base salary and incentive compensation, unpaid expense reimbursements, accrued but unused vacations, and any vested benefits under the Company’s employee benefit plans.

Subject to certain conditions, upon an involuntary termination by the Company of Mr. Luppino’s employment without “cause” (as defined in the Employment Agreement) or a voluntary termination of employment by him for “good reason” (as defined in the Employment Agreement), Mr. Luppino would be entitled to receive a severance amount equal to his current base salary for the then current fiscal year and would be eligible to continue to participate in the Company’s group health, dental and vision program for 12 months. If Mr. Luppino’s termination of employment occurs within 3 months prior to or 12 months after a “change in control” (as defined in the Employment Agreement) and such termination is either by him for “good reason” or by the Company without “cause,” (i) Mr. Luppino would be entitled to receive, in lieu of the severance amount described above, a severance amount equal to 1.5 times the sum of his current base salary and target annual bonus for the then current fiscal year, (ii) all of Mr. Luppino’s stock options and stock-based awards would immediately accelerate and become fully exercisable or non-forfeitable as of the effective date of such change in control, and (iii) Mr. Luppino would be eligible to continue to participate in the Company’s group health, dental and vision program for 18 months, subject to certain conditions.

Under the terms of his Employment Agreement, Mr. Luppino would be subject to a modified economic cutback in the event any payment or benefit to him is considered an “excess parachute payment” and subject to an excise tax under the Code.

Contract of Vice President of Human Resources

In addition to his base salary in existence at the time of the agreement, Mr. Mrachek is eligible to receive cash incentive compensation, with a target bonus equal to 30% of his annual base salary. Pursuant to the terms of the Employment Agreement, upon any termination, whether due to death, disability, or for any reason by Mr. Mrachek, or the Company, Mr. Mrachek would be entitled to any accrued benefits, including any earned but unpaid base salary and incentive compensation, unpaid expense reimbursements, accrued but unused vacations, and any vested benefits under the Company’s employee benefit plans.

Subject to certain conditions, upon an involuntary termination by the Company of Mr. Mrachek’s employment without “cause” (as defined in the Employment Agreement) or a voluntary termination of employment by him for “good reason” (as defined in the Employment Agreement), Mr. Mrachek would be entitled to receive a severance amount equal to his current base salary for the then current fiscal year and would be eligible to continue to participate in the Company’s group health, dental and vision program for 12 months. If Mr. Mrachek’s termination of employment occurs within 3 months prior to or 12 months after a “change in control” (as defined in the Employment Agreement) and such termination is either by him for “good reason” or by the Company without “cause,” (i) Mr. Mrachek would be entitled to receive, in lieu of the severance amount described above, a severance amount equal to 1.5 times the sum of his current base salary and target annual bonus for the then current fiscal year, (ii) all of Mr. Mrachek’s stock options and stock-based awards would immediately accelerate and become fully exercisable or non-forfeitable as of the effective date of such change in control, and (iii) Mr. Mrachek would be eligible to continue to participate in the Company’s group health, dental and vision program for 18 months, subject to certain conditions.

Under the terms of his Employment Agreement, Mr. Mrachek would be subject to a modified economic cutback in the event any payment or benefit to him is considered an “excess parachute payment” and subject to an excise tax under the Code.

Amended and Restated 2003 Stock Option and Incentive Plan

In 2003, Anika Therapeutics adopted the 2003 Stock Option and Incentive Plan (the “2003 Plan”) to provide incentives to officers, employees, non-employee directors and other key persons. In 2009, the Board of Directors, upon recommendation of the Compensation Committee, adopted the Amended 2003 Plan which was approved by the stockholders on June 5, 2009. The Amended 2003 Plan is administered by the Compensation Committee of the Board of Directors, which, in its discretion, may grant stock-based awards, including incentive stock options, non-qualified stock options, stock appreciation rights, deferred stock, restricted stock, unrestricted stock, performance shares and dividend equivalent rights. The Amended 2003 Plan provides that in the event of a “change of control”, as defined in the Amended 2003 Plan, generally all stock options and stock appreciation rights will automatically become fully exercisable and that the restrictions and conditions on all awards of restricted stock, deferred stock awards and performance share awards will automatically be deemed waived. At December 31, 2010, a total of 1,399,877 options and SARs were outstanding under the Amended 2003 Plan at a weighted average exercise price of $7.85, and the total number of remaining shares of common stock available for future grants was 524,929. See section entitled “Option Grants and Plan Awards in 2010” for information regarding grants in 2010 to NEOs. Please also see Proposal 2:  Approval of the Anika Therapeutics, Inc. Second Amended and Restated 2003 Stock Option and Incentive Plan, for a discussion of the proposed changes.

Risk Considerations in our Compensation Programs

The Compensation Committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of Anika Therapeutics, Inc. (“Compensation Committee”) has reviewed and discussed with the Company’s management the section entitled “Compensation Discussion and Analysis” contained in this proxy statement. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement for the 2011 Annual Meeting of Stockholders. This report is submitted by the following independent directors who comprise the committee:

Joseph L. Bower, Chairman	Eugene A. Davidson	Steven E. Wheeler

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT, EXCEPT TO THE EXTENT THAT ANIKA THERAPEUTICS SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

EXECUTIVE COMPENSATION

Summary Compensation

The following table summarizes the compensation information in respect of our NEOs for the year ended December 31, 2010, comprised of our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Vice President of Human Resources.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Option Awards ($) (2)	Stock Awards ($) (2)	All other Compensation ($) (3)		Total ($)

Charles H. Sherwood, Ph.D.	2010	$465,978	$214,000	$304,450	$-	$30,842	(4)	$1,015,270
President and Chief	2009	$445,619	$290,529	$116,158	$-	$30,559	(4)	$882,865
Executive Officer	2008	$428,480	$192,816	$350,818	$197,378	$24,833	(4)	$1,194,325
Kevin W. Quinlan	2010	$274,535	$65,000	$76,113	$-	$17,247		$432,895
Chief Financial Officer	2009	$272,364	$71,282	$42,497	$-	$15,493		$401,636
	2008	$261,888	$62,583	$125,436	$70,879	$13,564		$534,350
Frank Luppino,	2010	$285,000	$90,000	$167,448	$-	$13,045		$555,493
Chief Operating Officer	2009	$168,807	$68,753	$234,275	$-	$8,710		$480,545
	2008	$-	$-	$-	$-	$-		$-
William J. Mrachek	2010	$220,572	$49,000	$45,668	$-	$15,715		$330,955
Vice President of	2009	$219,712	$56,140	$25,498	$-	$17,260		$318,610
Human Resources	2008	$211,262	$50,703	$79,762	$44,710	$13,452		$399,889

(1)	The amounts in this column represent discretionary bonuses earned in the indicated year, but paid in January of the following year.

(2)
The amounts in this column reflect the grant date fair value computed with respect to the stock plan awards issued for the purchase of our common stock, made during the indicated year in accordance with ASC Topic 718. See the information appearing in Note 10 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2010 for certain assumptions made in the valuation of stock and option awards.

(3)	Unless otherwise noted, these amounts constitute group term life insurance premiums and matching contributions to Anika Therapeutics’ Employee Savings and Retirement Plan (401(k) plan).

(4)	Includes reimbursement of life insurance premium of $10,165 in each of 2010, 2009 and 2008, respectively.

Option Grants and Plan Awards in 2010

The following table sets forth each grant of equity awards made to the NEOs during the year ended December 31, 2010. All such awards were stock appreciation rights, and vest over a four year period commencing on the first anniversary of the grant date.

Name	Grant Date	Exercise Price of Option Awards (1)	Options Granted	Grant Date Fair Value of Stock and Option Awards
Charles H. Sherwood, Ph.D.	1/26/2010	$6.36	100,000	$304,450
Kevin W. Quinlan	1/26/2010	$6.36	25,000	$76,113
Frank Luppino	1/26/2010	$6.36	55,000	$167,448
William J. Mrachek	1/26/2010	$6.36	15,000	$45,668

(1) The Exercise Price of each award equals the grant date closing stock price.

Discussion of Summary Compensation and Grants of Plan-Based Awards Tables

The compensation paid to the named executive officers includes salary, bonus and equity incentive compensation.  See additional information regarding the salary, bonus and equity incentive compensation of our named executive officers, as well as a discussion of their employment agreements, under “Compensation Discussion & Analysis” above.

Outstanding Equity Awards at December 31, 2010

The following table provides information on the holdings of outstanding stock options and unvested stock awards held by the NEOs as of December 31, 2010.

	Outstanding Equity Awards at December 31, 2010
	Option Awards					Stock Awards
								Equity Incentive Plan Awards
Name	Number of Securities Underlying Exercisable Options (1)	Number of Securities Underlying Unexercisable Options (1)		Option Exercise Price	Option Expiration Date	Number of Unves ted Shares or Units of Stock	Market Value of Unvested Shares or Units of Stock	Number of Unearned and Unvested Shares, Units, or Other Rights (2)	Market or Payout value of Unearned and Unvested Shares, Units, or Other Rights (3)
Charles H. Sherwood	-	100,000		$6.36	1/26/2020	-	-	-	$-
	20,500	61,500		$3.05	3/2/2019	-	-	-	$-
	38,353	19,177	(*)	$10.99	1/31/2018	-	-	-	$-
	49,000	-		$12.36	12/14/2016	-	-	-	$-
	49,000	-		$10.51	1/26/2016	-	-	-	$-
	50,000	-		$8.71	2/10/2015	-	-	-	$-
	100,000	-		$9.22	12/18/2013	-	-	-	$-
	40,000	-		$1.05	1/13/2013	-	-	-	$-
	37,500	-		$1.16	4/11/2012	-	-	-	$-
	12,500	-		$1.05	3/21/2012	-	-	-	$-
	102,500	-		$1.17	6/26/2011	-	-	-	$-
	-	-		-	-	-	-	6,260	$41,754
	499,353	180,677

Kevin W. Quinlan	-	25,000		$6.36	1/26/2020	-	-	-	$-
	7,500	22,500		$3.05	3/2/2019	-	-	-	$-
	13,713	6,857	(*)	$10.99	1/31/2018	-	-	-	$-
	13,000	-		$12.36	12/14/2016	-	-	-	$-
	6,500	-		$10.51	1/26/2016	-	-	-	$-
	75,000	-		$11.24	7/11/2015	-	-	-	$-
	-	-		-	-	-	-	2,248	$14,994
	115,713	54,357

Frank Luppino	-	55,000		$6.36	1/26/2020	-	-	-	$-
	25,000	75,000		$5.01	5/26/2019	-	-	-	$-
	25,000	130,000				-	-

William J. Mrachek	-	15,000		$6.36	1/26/2020	-	-	-	$-
	4,500	13,500		$3.05	3/2/2019	-	-	-	$-
	8,720	4,360	(*)	$10.99	1/31/2018	-	-	-	$-
	7,500	2,500		$13.51	4/5/2017	-	-	-	$-
	10,000	-		$12.36	12/14/2016	-	-	-	$-
	8,800	-		$8.71	2/10/2015	-	-	-	$-
	30,000	-		$9.22	12/18/2013	-	-	-	$-
	-	-		-	-	-	-	1,418	$9,458
	69,520	35,360

(1)
Includes options and SARs Equity Awards with the first vesting date starting on the first anniversary of the grant date and continuing on each subsequent anniversary until the equity award is fully vested. The grant date of each equity award is ten years prior to its expiration date. Except for three year vesting noted by an asterisk (*), all vesting periods are over four years.

(2)
Performance based restricted stock awards announced on February 1, 2008 with number of shares determined by achievements of 2008 financial targets. Amounts represent final number of shares approved by the Board of Directors on March 27, 2009.

(3)	Number of unvested restricted stock award multiplied by the $6.67 closing price for the Company’s common stock as reported by NASDAQ on December 31, 2010.

Equity Awards Exercises and Stock Vested

The following table provides information regarding options exercised and stock awards vested for the NEOs during the year ended December 31, 2010.

	Option Exercises and Stock Awards Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Charles H. Sherwood, Ph.D.	25,000	$15,563	6,260	$38,875
Kevin W. Quinlan	-	$-	2,248	$13,960
Frank Luppino	-	$-	-	$-
William J. Mrachek	-	$-	1,693	$10,555

Potential Payments Upon Termination or Change in Control

The NEOs have certain termination or change in control benefits described in the Compensation Discussion and Analysis section under “Agreements with Named Executive Officers” and “Amended and Restated 2003 Stock Option and Incentive Plan.” The following table provides estimates of the potential payments and other post-termination benefits the NEOs would receive assuming their employment was terminated as of December 31, 2010:

		Termination Without Cause	Termination Upon Change in Control (1) (2)	Death or Disability (1)
Charles H. Sherwood, Ph.D.	Salary Continuation	$736,500	$982,000	$-
	Additional Cash Payment	441,900	589,200	-
	Equity Awards Vesting (value based upon 12/31/10 share price)	-	1,393,265	1,393,265
	Health Care Benefits	15,698	43,288	-
		$1,194,098	$3,007,753	$1,393,265

Kevin W. Quinlan	Salary Continuation	$280,500	$420,750	$-
	Additional Cash Payment	-	168,300	-
	Equity Awards Vesting (value based upon 12/31/10 share price)	-	116,350	116,350
	Health Care Benefits	15,698	23,547	-
		$296,198	$728,947	$116,350

Frank Luppino	Salary Continuation	$317,000	$475,500	$-
	Additional Cash Payment	-	213,975	-
	Equity Awards Vesting (value based upon 12/31/10 share price)	-	183,050	183,050
	Health Care Benefits	15,698	23,547	-
		$332,698	$896,072	$183,050

William J. Mrachek	Salary Continuation	$226,300	$339,450	$-
	Additional Cash Payment	-	101,835	-
	Equity Awards Vesting (value based upon 12/31/10 share price)	-	69,810	69,810
	Health Care Benefits	15,698	23,547	-
		$241,998	$534,642	$69,810

(1)
The indicated values for the accelerated vesting of stock options reflect the number of option shares which would vest on an accelerated basis, multiplied by the excess, if any, of the $6.67 closing price for the Company’s common stock as reported by NASDAQ on December 31, 2010 over the applicable exercise price for each option.

(2)
According to the terms of a change in control agreement between the Company and its Chief Executive Officer, in the event Dr. Sherwood becomes subject to the excise taxes imposed by Section 4999 of the Code, he would be entitled to a gross-up payment of up to $500,000. According to the terms of change in control agreements between the Company and it’s Chief Financial Officer, Chief Operating Officer, and Vice President of Human Resources, all payments otherwise due to these NEOs would be subject to a modified economic cutback.

Directors’ Compensation

Cash Compensation.  For 2010, each non-employee director of Anika Therapeutics received a director’s fee of $20,000. Each committee member is also entitled to annual retainers per the following schedule:

	Audit	Compensation	Governance and Nominating
Committee Chairman	$10,000	$8,000	$6,000
Committee Members	$5,000	$4,000	$3,000

In addition, each non-employee director was paid $1,500 for each Board meeting, and $1,000 for each committee meeting attended in person or regular Board meetings attended telephonically and $500 for each special Board meeting or committee meeting attended telephonically. All non-employee directors were reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and any committees thereof. Directors serving on committees of the Board received no additional compensation for attending any committee meeting held in connection with a meeting of the Board.

The Lead Director received an additional retainer of $15,000 in compensation for services as Lead Director.

Equity Compensation.  The Board of Directors approved a grant of 4,716 restricted stock units to each non-employee director of the Company, valued at approximately $29,990 under the Amended 2003 Plan, based on the fair market value of the Company’s stock on January 26, 2010, the date of grant. The restricted stock units vest in four equal yearly installments from the date of grant. Annually, each non-employee director shall be eligible for an annual grant of equity awards in an amount approximately equal to $30,000, which shall vest in three or four equal yearly installments from the date of grant, as may be determined by the Board of Directors.

The following table summarizes the compensation paid by the Company to non-employee Directors for the year ended December 31, 2010 (excluding Mr. Thompson, as he did not join the Board until 2011).

					Aggregate Number of Shares Outstanding
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Total ($)	Options	Restricted Stock Units
Joseph L. Bower	$58,500	$29,994	$-	$88,494	17,915	11,291
Eugene A. Davidson, Ph.D	$32,500	$29,994	$-	$62,494	6,115	11,291
Raymond J. Land	$43,500	$29,994	$-	$73,494	7,810	11,291
John C. Moran	$38,500	$29,994	$-	$68,494	6,040	11,291
Steven E. Wheeler	$38,500	$29,994	$-	$68,494	6,115	11,291

(1)
An amount of 4,716 restricted stock units were awarded on January 26, 2010 per director, based on the closing price of $6.36 per share, and which vest annually in four equal installments, starting January 26, 2011. The amounts in this column reflect the grant date fair value computed with respect to the restricted stock units, made during the indicated year in accordance with ASC Topic 718. See the information appearing in Note 10 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2010 for certain assumptions made in the valuation of these restricted stock unit awards.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Drs. Bower and Davidson and Mr. Wheeler. None of these individuals is or formerly was an officer or employee of the Company, nor have they engaged in any transactions involving the Company which would require disclosure as a transaction with a related person. There are no Compensation Committee interlocks between the Company and any other entity involving the Company’s or such entity’s executive officers or board members.

During the fiscal year ended December 31, 2010, Drs. Bower and Davidson and Mr. Wheeler served as members of the Compensation Committee. No member of the Compensation Committee was an officer, former officer or employee of the Company, or had any relationship with the Company requiring disclosure herein.

During the fiscal year ended December 31, 2010, none of our executive officers served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee; (ii) a director of another entity, one of whose executive officers served on our Compensation Committee; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director on our Board of Directors.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee is required by the rules of the SEC to be included in this Proxy Statement. The purpose of the Audit Committee is to oversee the Company’s accounting and financial reporting process and the audits of the Company’s financial statements. During the years 2002 through 2010, the Company’s independent registered public accounting firm was PricewaterhouseCoopers LLP (“PwC”). The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website.

As set forth in the Audit Committee Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s financial reporting process, accounting policies, internal controls and disclosure controls and procedures. PwC is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee this process.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and PwC the audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting and PwC’s evaluation of the Company’s internal control over financial reporting. The Audit Committee has also discussed with PwC the matters required to be discussed by the Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended (AICPA, Professional Standards, Vol.1 Section 380), as adopted by the Public Company Accounting Oversight Board Rule 3200T. Finally, the Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, has discussed with PwC its independence in relation to the Company, and has considered the compatibility of non-audit services with such independence. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Anika Therapeutics’ audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE COMPANY’S BOARD OF DIRECTORS

Raymond J. Land, Chairman	Joseph L. Bower	John C. Moran

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT, EXCEPT TO THE EXTENT THAT ANIKA THERAPEUTICS SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

PROPOSAL 2:

APPROVAL OF THE SECOND AMENDED AND RESTATED 2003 STOCK OPTION AND INCENTIVE PLAN

The Board of Directors, upon recommendation of the Compensation Committee, has adopted the Anika Therapeutics, Inc. Second Amended and Restated 2003 Stock Option and Incentive Plan (the "Second Amended Plan") for officers, employees, non-employee directors and other key persons of Anika Therapeutics and its subsidiaries, subject to the approval of the Second Amended Plan by our stockholders. The Second Amended Plan will amend and restate the Company's Amended and Restated 2003 Stock Option and Incentive Plan (the "Amended 2003 Plan").

The Second Amended Plan provides flexibility to the Compensation Committee to use various equity-based incentive awards as compensation tools to motivate the Company's workforce. A copy of the Second Amended Plan is attached as Appendix A to this proxy statement and is incorporated herein by reference.

Summary of the Material Features and Amendments

The key material differences between the Amended 2003 Plan and the Second Amended Plan as proposed to be amended are:

Increase in shares available.  At present we are authorized to grant equity-based awards under the Amended 2003 Plan for up to 2,350,000 shares of common stock. As of March 31, 2011, we had options with respect to 928,093 shares outstanding, stock appreciation rights with respect to 1,061,348 shares outstanding, and restricted stock with respect to 70,880 shares outstanding, and 125,763 shares available for future grants under the Amended 2003 Plan.

Based on our current compensation policies, the Compensation Committee believes that in the near future there will not be a sufficient number of shares of common stock available for future awards under the Amended 2003 Plan in order to enable us to continue to achieve our objectives. Therefore, as contemplated in the Second Amended Plan, the maximum number of shares of common stock for which we may grant awards under the Amended 2003 Plan will be increased by 1,000,000 shares from 2,350,000 to 3,350,000 shares. The additional shares constitute 7% of the 13,495,493 shares of common stock that were outstanding on March 31, 2011. The additional 1,000,000 shares, together with the existing 125,763 shares available as of March 31, 2011, are expected to provide us with a sufficient number of available shares of common stock to make awards under the Second Amended Plan for the foreseeable future.

Determining Number of Shares Available; Full Value Shares.  The Second Amended Plan provides that for the purposes of determining the number of shares available for issuance under the Amended 2003 Plan, the grant of any full value award (i.e., an award other than an option or a stock appreciation right) shall be deemed an award of one and nine-tenths (1.9) shares for each share subject to such full value award.

Addition of Cash-Based Awards.  The Second Amended Plan provides the Company with the ability to make awards denominated solely in cash.  Such awards may be granted in a manner to qualify as performance-based compensation under Section 162(m) of the Code.

Removal of Automatic Acceleration.  The Second Amended Plan no longer provides that awards will automatically accelerate upon a “change in control” (as defined in the Amended 2003 Plan); rather, awards shall accelerate only if such awards are not assumed or continued by the successor entity in a sale transaction, or if the applicable award agreement provides otherwise.

The Second Amended Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee, in its discretion, may grant stock-based awards (including incentive stock options, non-qualified stock options, stock appreciation rights, deferred stock, restricted stock, unrestricted stock, performance shares and dividend equivalent rights) to officers, employees, non-employee directors and other key persons under the Second Amended Plan. Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of our common stock that can be issued under the Second Amended Plan would be 3,350,000 shares. Based solely on the closing price of the Company's common stock as reported by the NASDAQ on March 31, 2011 and the 1,125,763 shares that would have been available for award as of that date (assuming that the Second Amended Plan was effective as of such date), the aggregate market value of the common stock that could potentially be issued under the Second Amended Plan is approximately $10.1 million. The shares issued by Anika Therapeutics under the Second Amended Plan may be authorized but unissued shares, or shares reacquired by Anika Therapeutics. To the extent that awards under the Second Amended Plan do not vest or otherwise revert to Anika Therapeutics, the shares of common stock represented by such awards may be the subject of subsequent awards.

Further to ensure that certain awards granted under the Second Amended Plan to a "Covered Employee" (as defined in the Internal Revenue Code of 1986 (the "Code")) qualify as "performance-based compensation" under Section 162(m) of the Code, the Second Amended Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, and with respect to any Award that is not intended to be a Performance-Based Award, such criteria as may be determined by the Administrator. The Administrator will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 400,000 shares for any performance cycle and options or stock appreciation rights with respect to no more than 400,000 shares of common stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $1,000,000 for any performance cycle.

Summary of the Second Amended and Restated 2003 Stock Option and Incentive Plan

The following description of certain features of the Second Amended Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Second Amended Plan that is attached hereto as Appendix A.

Second Amended Plan Administration.    The Second Amended Plan provides for administration by a committee of not fewer than two non-employee directors (the "Administrator"), as appointed by the Board of Directors from time to time. The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Second Amended Plan. In addition, the Administrator may not reprice outstanding options or cancel stock options or stock appreciation rights for cash without prior stockholder approval, other than to appropriately reflect changes in the capital structure of Anika Therapeutics. The Administrator may delegate to our Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines

Eligibility.    All full-time and part-time officers, employees, non-employee directors and other key persons of Anika Therapeutics and its subsidiaries are eligible to participate in the Second Amended Plan, subject to the discretion of the Administrator. The number of individuals potentially eligible to participate in the Second Amended Plan is currently approximately 120 persons. The Administrator will use its discretion to select individuals to participate in the Second Amended Plan who are responsible for, or contribute to, the management, growth or profitability of the Company.

Plan Limits.  The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 400,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, deferred stock or performance shares granted to an individual is intended to qualify as "performance based compensation" under Section 162(m) of the Code, then the maximum award shall not exceed 400,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $1,000,000. In addition, no more than 3,350,000 shares will be issued in the form of incentive stock options.

Effect of Awards.  For purposes of determining the number of shares available for issuance under the Second Amended Plan, the grant of any “full value award” (i.e., a restricted stock award, deferred stock award, unrestricted stock award or performance share) shall be deemed an award of one and nine-tenths (1.9) shares for each share subject to such full value award.  For purposes of determining the number of shares available for issuance under the Second Amended Plan, the grant of any option or stock appreciation right shall be deemed an award of one (1) share for each share subject to such option or stock appreciation award.

Stock Options.  Options granted under the Second Amended Plan may be either incentive stock options ("Incentive Options") (within the meaning of Section 422 of the Code) or non-qualified stock options ("Non-Qualified Options"). Incentive Options may be granted only to employees of Anika Therapeutics or any subsidiary. Options granted under the Second Amended Plan will be Non-Qualified Options if they (1) fail to qualify as Incentive Options, (2) are granted to a person not eligible to receive Incentive Options under the Code, or (3) otherwise so provide. Non-Qualified Options may be granted to persons eligible to receive Incentive Options and to non-employee directors and other key persons. No more than 3,350,000 shares of common stock may be issued in the form of Incentive Options.

Other Option Terms.  The Administrator has authority to determine the terms of options granted under the Second Amended Plan. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of the shares of common stock on the date of the option grant. Fair market value for this purpose shall be determined by the Administrator by reference to market quotations on the date of grant.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the Second Amended Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the Second Amended Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

Options granted under the Second Amended Plan may be exercised for cash or, if permitted by the Administrator, by transfer to Anika Therapeutics (either actually or by attestation) of shares of common stock that are not then subject to restrictions under any Anika Therapeutics stock plan, and that have been held by the optionee for at least six months or were purchased on the open market, and that have a fair market value equivalent to the option exercise price of the shares being purchased, or, subject to applicable law, by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to Anika Therapeutics. In addition, the Administrator may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as Incentive Options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Options which first become exercisable by any individual in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

The number of options to be received under the Second Amended Plan by the Company’s named executive officers; current executive officers as a group; current directors who are not executive officers as a group; nominees elected as directors; associates of any such directors; executive officers or nominees; any person who could receive 5% of such options; and all employees, including current officers who are not executive officers, as a group is not determinable because grants of options under the Second Amended Plan is within the discretion of the Administrator.

Stock Appreciation Rights.  The Administrator may award stock appreciation rights. Upon exercise of the stock appreciation right, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of common stock over the exercise price per share specified in such right times the number of shares of common stock with respect to which the stock appreciation right is exercised. This amount may be paid in cash, common stock, or a combination thereof, as determined by the Administrator. The exercise price is the fair market value of the common stock on the date of grant.

Restricted Stock Awards.  The Administrator may grant shares, at a purchase price determined by the Administrator, of common stock to any participant subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include achievement of pre-established performance goals and/or continued employment with Anika Therapeutics through a specified vesting period. The vesting period shall be determined by the Administrator. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted stock.

Unrestricted Stock Awards.  The Administrator may also grant shares of common stock that are free from any restrictions under the Second Amended Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

Deferred Stock Awards.  The Administrator also may award phantom stock units as deferred stock awards to participants. The deferred stock awards are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with Anika Therapeutics through a specified vesting period. During the deferral period, subject to terms and conditions imposed by the Administrator, the deferred stock awards may be credited with dividend equivalent rights (discussed below). Subject to the consent of the Administrator, in its sole discretion, a participant may make an advance election to receive a portion of his or her compensation or restricted stock award otherwise due in the form of a deferred stock award, subject to the participant's compliance with the procedures established by the Administrator and requirements of Section 409A of the Code.

Cash-Based Awards.  The Administrator may grant cash bonuses under the Second Amended Plan.  The cash bonuses may be subject to achievement of certain performance goals (as summarized above).

Performance Share Awards.  The Administrator may grant performance share awards to any participant that entitle the recipient to receive shares of common stock upon the achievement of specified performance goals and such other conditions as the Administrator shall determine. The Administrator will select the particular performance criteria within 90 days following the commencement of a performance cycle. The period during which performance is to be measured for such awards shall not be less than one year.

Dividend Equivalent Rights.  The Administrator may grant dividend equivalent rights that entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the Second Amended Plan may be paid currently or be deemed to be reinvested in additional shares of common stock, that may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under our dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Tax Withholding.  Participants under the Second Amended Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares of common stock to be issued pursuant to an option exercise or other award, or by transferring to us shares of common stock having a value equal to the amount of such taxes.

Change of Control Provisions.  The Second Amended Plan provides that upon the effectiveness of a “sale event” as defined in the Second Amended Plan, all outstanding awards will be assumed or continued by the successor entity, with appropriate adjustment in the awards to reflect the transaction.  If there is a sale event in which the successor entity refuses to assume or continue outstanding awards, then subject to the consummation of the sale event, all awards with time-based vesting conditions will become fully vested and exercisable at the effective time of the sale event and all awards with performance-based vesting conditions may become vested and exercisable in the discretion of the Administrator.  If awards are not assumed or continued after a sale event, then all such awards will terminate at the time of the sale event.  In the event of the termination of stock options or stock appreciation rights in connection with a sale event, the Administrator may either make or provide for a cash payment to the holders of such awards equal to the difference between the per share transaction consideration and the exercise price of such awards or permit each holder to have period of time to exercise such awards prior to their termination.

Adjustments for Stock Dividends, Mergers, etc.  The Second Amended Plan authorizes the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the Second Amended Plan and to any outstanding stock options to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of Anika Therapeutics, all stock options and stock appreciation rights will automatically become fully exercisable and the restrictions and conditions on all other stock based awards will automatically be deemed waived. In addition, the Second Amended Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding stock options or other awards.

Amendments and Termination.  The Board of Directors may at any time amend or discontinue the Second Amended Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. No outstanding stock option or stock appreciation right under the Second Amended Plan may be re-priced, by amendment or cancellation and re-grant, without the prior approval of the Company’s stockholders.  To the extent required under the rules of NASDAQ, or other applicable laws, rules or requirements, any amendments that materially change the terms of the Second Amended Plan (such as amendments to increase the cost of the Second Amended Plan by increasing the number of shares reserved for issuance under the Second Amended Plan) will be subject to approval by our stockholders. To the extent required by the Code to ensure that options granted under the Second Amended Plan qualify as Incentive Options or that compensation earned under stock options granted under the Second Amended Plan qualify as performance-based compensation under the Code, Second Amended Plan amendments shall be subject to approval by our stockholders.

Effective Date of Second Amended Plan.  The Board adopted the Second Amended Plan on April 5, 2011, and the Second Amended Plan becomes effective on the date it is approved by stockholders.  Awards of incentive options may be granted under the Second Amended Plan until April 5, 2021.  No other awards may be granted under the Second Amended Plan after the date that is 10 years from the date of stockholder approval.  If the Second Amended Plan is not approved by stockholders, the Amended 2003 Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.

New Plan Benefits

Because the grant of awards under the Second Amended Plan is within the discretion of the Compensation Committee, Anika Therapeutics cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Second Amended Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Second Amended Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2010: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Options and Stock Appreciation Rights		Restricted Stock, Performance Shares and Restricted Stock Units
Name and Position	Average Exercise Price	Number (#)	Dollar Value ($)	Number (#)
Charles H. Sherwood, Ph.D., President and Chief Executive Officer	$ 6.36	100,000	-	-
Kevin W. Quinlan, Chief Financial Officer	$ 6.36	25,000	-	-
William J. Mrachek, Vice President of Human Resources	$ 6.36	15,000	-	-
Frank Luppino, Chief Operating Officer	$ 6.36	55,000	-	-
All current executive officers, as a group	$ 6.36	195,000	-	-
All current directors who are not executive officers, as a group	-	-	$ 150,000	23,580
All current employees who are not executive officers, as a group	$ 6.34	235,750	-	-

Tax Aspects under the U.S. Internal Revenue Code

The following is a summary of the principal federal income tax consequences of transactions under the Second Amended Plan. It does not describe all federal tax consequences under the Second Amended Plan, nor does it describe state or local tax consequences.

The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer. The advice was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein. Each taxpayer should seek advice based upon the taxpayer's particular circumstances from an independent tax advisor. The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.

Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of common stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for Anika Therapeutics for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. An optionee will not have any additional FICA (Social Security) taxes upon exercise of an Incentive Option.

If shares of common stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (2) Anika Therapeutics will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of common stock.

If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.    With respect to Non-Qualified Options under the Second Amended Plan, no income is realized by the optionee at the time the option is granted. Generally (1) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and Anika Therapeutics receives a tax deduction for the same amount, and (2) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Other Awards.    Anika Therapeutics generally will be entitled to a tax deduction in connection with an award under the Second Amended Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments.    The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to Anika Therapeutics, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Anika Therapeutics' Deductions.    As a result of Section 162(m) of the Code, Anika Therapeutics deduction for certain awards under the Second Amended Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1,000,000 in such taxable year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Second Amended Plan is structured to allow certain awards to qualify as performance-based compensation.

Vote Required

The affirmative vote of the holders of a majority of shares of Common Stock present or represented at the Annual Meeting and voting on the matter is required to approve the amendment and restatement of the Anika Therapeutics, Inc. Amended and Restated 2003 Stock Option and Incentive Plan.

Board Recommendation

The Board of Directors believes that stock based awards can play an important role in the success of Anika Therapeutics by encouraging and enabling the officers and employees, non-employee directors and other key employees upon whose judgment, initiative and efforts Anika Therapeutics depends for the successful conduct of its business to acquire a proprietary interest in it. The Board of Directors anticipates that providing such persons with a direct stake in Anika Therapeutics' welfare will assure a closer identification of the interests of participants in the Second Amended Plan with those of Anika Therapeutics, thereby stimulating their efforts on its behalf and strengthening their desire to remain with it.

The Board of Directors believes that the proposed Second Amended Plan will help Anika Therapeutics achieve its goals by keeping its incentive compensation program dynamic and competitive with those of other companies. Accordingly, the Board of Directors believes that the Second Amended Plan is in the best interests of Anika Therapeutics and its stockholders and recommends that the stockholders approve the Second Amended and Restated 2003 Stock Option and Incentive Plan.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE SECOND AMENDED AND RESTATED 2003 STOCK OPTION AND INCENTIVE PLAN AUTHORIZING THE ISSUANCE OF 3,350,000 SHARES OF COMMON STOCK BE APPROVED, AND THEREFORE RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning Anika Therapeutics' equity compensation plan as of December 31, 2010.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, stock appreciation rights, performance shares and restricted stock units(1)	Weighted Average exercise price of outstanding options, stock appreciation rights, performance shares and restricted stock units	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,694,262	$ 6.86	524,929
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	1,694,262	$ 6.86	524,929

(1)Excludes 8,076 shares of unvested restricted stock awards as of December 31, 2010.

PROPOSAL 3:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm since 2002. The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of the Company’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, the Board is submitting the appointment of PricewaterhouseCoopers LLP to the Company’s stockholders for ratification because the Company values the views of stockholders. In the event that stockholders fail to ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the appointment of PricewaterhouseCoopers LLP. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the Company’s stockholders.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and voting on the matter is required for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The accounting firm of PricewaterhouseCoopers LLP (“PwC”) has served as Anika Therapeutics’ principal independent auditor since 2002. A representative of PwC is expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from stockholders.

Fees Paid to Anika Therapeutics’ Principal Independent Auditor

The following table summarizes the fees that Anika Therapeutics paid or accrued for audit and other services provided by its principal independent auditor for each of the last two years:

Fee Category	2010	2009
Audit fees	$605,000	$598,000
Audit-related fees	-	-
Tax fees	40,000	34,000
All other fees	-	-
Total fees	$645,000	$632,000

For purposes of the preceding table:

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the interim financial statements included in our quarterly reports of Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements for those years. Audit fees also include the audit of the effectiveness of internal control over financial reporting, as required under Section 404 of the Sarbanes-Oxley Act of 2002. For 2009, the audit fees also include the initial audit of the Company’s then recently acquired subsidiary, Fidia Advanced Biopolymers S.r.l. Tax fees consist of fees for tax compliance, tax advice and tax planning services for those years. Tax compliance services relate to preparation and review of original and amended tax returns, claims for refunds and tax payment-planning services. Tax studies, tax advice and tax planning services relate to miscellaneous items.

In considering the nature of the services provided by the principal independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and Anika Therapeutics’ management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Under its charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our principal independent auditor unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the Audit Committee approves the retention of the independent auditor to audit our financial statements, including the associated fee. The Audit Committee evaluates other known potential engagements of the independent auditor, including the scope of audit- related services, tax services and other services proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable. Since May 2003, each new engagement of PwC has been approved in advance by the Audit Committee.

PROPOSAL 4:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with recently adopted provisions of Section 14A of the Exchange Act, we are providing the Anika Therapeutics’ stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our Named Executive Officers, which is described in the section titled “Compensation Discussion and Analysis” in this Proxy Statement. Accordingly, the following resolution will be submitted for a stockholder vote at the 2011 Annual Meeting:

“RESOLVED, that the stockholders of Anika Therapeutics, Inc. (the “Company”) approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy Statement for this Annual Meeting.”

As described in the section titled “Compensation Discussion and Analysis,” our executive compensation program is designed to attract and retain highly qualified executive officers and motivate them to provide a high level of performance for the benefit of Anika Therapeutics and its stockholders. Stockholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement, which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy and objectives. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its objectives.

This vote is only advisory and will not be binding upon Anika Therapeutics or the Board of Directors. However, the Board of Directors values constructive dialogue on executive compensation and other important governance topics with Anika Therapeutics’ stockholders and encourages all stockholders to vote their shares on this matter.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting and voting on the matter is required to approve this resolution. While this vote is required by law, it will neither be binding on Anika Therapeutics or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, Anika Therapeutics or the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE OVERALL COMPENSATION OF ANIKA THERAPEUTICS’ NAMED EXECUTIVE OFFICERS BY VOTING “FOR” THIS RESOLUTION.

PROPOSAL 5:
FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with recently adopted provisions of Section 14A of the Exchange Act, we are providing the Anika Therapeutics’ stockholders the opportunity to cast an advisory vote, or to abstain from voting, on whether a non-binding stockholder resolution to approve the compensation of our Named Executive Officers should occur every one, two or three years. The Board of Directors recommends that stockholders vote to hold an advisory vote on executive compensation annually, however, stockholders are not voting to approve or disapprove of the Board of Directors’ recommendation.

While our executive compensation program is designed to attract and retain highly qualified executive officers and motivate them to provide a high level of performance for the benefit of Anika Therapeutics and its stockholders, the Board of Directors recognizes that executive compensation disclosures are made annually. Holding an advisory vote on executive compensation annually will give stockholders the opportunity to react promptly to emerging trends in compensation and provide feedback before those trends become pronounced over time. In addition, an annual advisory vote will also give the Board of Directors and the Compensation Committee more direct and immediate feedback on our compensation disclosures and the opportunity to evaluate individual compensation decisions each year. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders. We believe that an annual advisory vote on executive compensation is consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters (including our practice of annually providing stockholders the opportunity to ratify the Audit Committee’s selection of independent auditors) and our executive compensation philosophy, policies and practices.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting and voting on the matter is generally required to approve any matter before the meeting.  However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes present or represented at the Annual Meeting and voting on the matter, the option receiving the greatest number of votes will be considered the frequency recommended by the Anika Therapeutics stockholders.  Even though this vote will neither be binding on Anika Therapeutics or the Board of Directors nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, Anika Therapeutics or the Board of Directors, the Board of Directors will take into account the outcome of the vote in making a determination on the frequency at which advisory votes on executive compensation will be included in our proxy statement.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION OF ANIKA THERAPEUTICS’ NAMED EXECUTIVE OFFICERS BE INCLUDED IN THE PROXY STATEMENT EACH YEAR.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

SOLICITATION EXPENSES

All costs of solicitation of proxies will be borne by Anika Therapeutics. In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies in person or by telephone, e-mail, telegraph and facsimile. Anika Therapeutics may retain a proxy solicitation firm to assist in the solicitation of proxies for a fee plus reimbursement of expenses.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders must be received by Anika Therapeutics on or before December 29, 2011 in order to be considered for inclusion in our proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be directed to: Secretary, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730. A stockholder who wishes to present a proposal at the next Annual Meeting of Stockholders, other than a proposal to be considered for inclusion in our proxy statement described above, must have the proposal delivered personally to or mailed to and received by the Secretary, Anika Therapeutics, Inc. 32 Wiggins Avenue, Bedford, Massachusetts 01730. We must receive the proposal on or before March 29, 2012; provided, however, that such proposal shall not be required to be given more than 60 days prior to the Annual Meeting of Stockholders. The proposal must also comply with the other requirements contained in our Amended and Restated By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the foregoing procedure and, if he should so determine, he shall so declare to the meeting that the defective item of business shall be disregarded.

STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANIKA THERAPEUTICS’ ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2010, BY WRITING TO THE SECRETARY, ANIKA THERAPEUTICS, INC., 32 WIGGINS AVENUE, BEDFORD, MA 01730.

THIS PROXY STATEMENT, A FORM OF PROXY AND THE ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.proxyvote.com and http://www.anikatherapeutics.com/proxy2011.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE YOUR PROXY AS INDICATED IN THIS PROXY STATEMENT. YOUR PROXY IS REVOCABLE UP TO THE TIME SET FORTH IN THIS PROXY STATEMENT AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY COMPLETED YOUR PROXY.

APPENDIX A

ANIKA THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED
2003 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Anika Therapeutics, Inc. Second Amended and Restated 2003 Stock Option and Incentive Plan, as amended and restated (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Anika Therapeutics, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means an Award of phantom stock units to a grantee.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee..

“Effective Date” means the date on which the amendment and restatement of the Plan is approved by stockholders as set forth in Section 22.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “ Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Deferred Stock Award, Cash-Based Award or Performance Share Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle.  The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, and with respect to any Award that is not intended to be a Performance-Based Award, such criteria as may be determined by the Administrator.

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“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Deferred Stock Award, Cash-Based Award or Performance Share Award.  Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person or entity or (iv) any other transaction in which the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock or, if expressly provided in an Award Agreement, an amount in cash or a combination thereof, having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

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“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.  ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)           Administration of Plan.  The Plan shall be administered by either the Board or a committee of not less than two Non-Employee Directors (in either case, the “Administrator”).

(b)           Powers of Administrator.   The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)           to select the individuals to whom Awards may from time to time be granted;

(ii)          to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)         to determine the number of shares of Stock to be covered by any Award;

(iv)         to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)          to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)         subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and

(vii)        at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

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All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)           Delegation of Authority to Grant Options.   Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees.  Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria.  The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)           Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)           Indemnification.   Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)           Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to:  (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

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SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)           Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,350,000 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan.  Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 400,000 shares of Stock may be granted to any one individual grantee during any one calendar year period and no more than 3,350,000 shares of the Stock may be issued in the form of Incentive Stock Options.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

The grant of any full value Award (i.e., an Award other than an Option or a Stock Appreciation Right) shall be deemed, for purposes of determining the number of shares of Stock available for issuance under this Section 3(a), as an Award of one and nine-tenths (1.9) shares of Stock for each such share of Stock actually subject to the Award.  The grant of an Option or a Stock Appreciation Right shall be deemed, for purposes of determining the number of shares of Stock available for issuance under this Section 3(a), as an Award for one (1) share of Stock for each such share of Stock actually subject to the Award.  Any forfeitures, cancellations or other terminations (other than by exercise) of such Awards shall be returned to the reserved pool of shares of Stock under the Plan in the same manner.

(b)           Changes in Stock.   Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, Deferred Stock Awards Performance Share Awards or Incentive Stock Options (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

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(c)           Mergers and Other Transactions.  Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation, in the case of and subject to the consummation of a Sale Event, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion, unless, in any case, the parties to the Sale Event agree that Awards will be assumed or continued by the successor entity.  Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder).  In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.

(d)           Substitute Awards.   The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

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SECTION 4.  ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.  STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(a)           Exercise Price.   The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(b)           Option Term.   The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(c)           Exercisability; Rights of a Stockholder.   Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)           Method of Exercise.   Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Agreement:

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(i)           In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)          Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(iii)         By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(iv)         With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e)           Annual Limit on Incentive Stock Options.   To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

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SECTION 6.  STOCK APPRECIATION RIGHTS

(a)           Exercise Price of Stock Appreciation Rights.   The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b)           Grant and Exercise of Stock Appreciation Rights.   Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c)           Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.  The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.  RESTRICTED STOCK AWARDS

(a)           Nature of Restricted Stock Awards.   The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)           Rights as a Stockholder.   Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Agreement.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)           Restrictions.   Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

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(d)           Vesting of Restricted Stock.   The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.  DEFERRED STOCK AWARDS

(a)           Nature of Deferred Stock Awards.   The Administrator shall determine the restrictions and conditions applicable to each Deferred Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be settled in the form of shares of Stock.  To the extent that a Deferred Stock Award is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b)           Election to Receive Deferred Stock Awards in Lieu of Compensation.   The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the future cash compensation otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of phantom stock units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c)           Rights as a Stockholder.   A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of a Deferred Stock Award; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

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(d)           Termination.   Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.  UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.   The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.  CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Committee may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Committee shall determine at the time of grant.  The Committee shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable (which may included the achievement of Performance Goals), and such other provisions as the Committee shall determine.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Committee.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Committee determines.

SECTION 11.  PERFORMANCE SHARE AWARDS

(a)           Nature of Performance Share Awards.   The Administrator, in its sole discretion, may grant Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator, in its sole discretion, shall determine whether and to whom Performance Share Awards shall be made, the Performance Goals, the periods during which performance is to be measured, and all other limitations and conditions, as the Administrator shall determine.

(b)           Rights as a Stockholder.   A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

(c)           Termination.   Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

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SECTION 12.  PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)           Performance-Based Awards.  Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Deferred Stock Award, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator.  The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee.  Each Performance-Based Award shall comply with the provisions set forth below.

(b)           Grant of Performance-Based Awards.  With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award).  Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets.  The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)           Payment of Performance-Based Awards.  Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle.  The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

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(d)           Maximum Award Payable.  The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 400,000 Shares (subject to adjustment as provided in Section 3(b) hereof) or $1,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13.  DIVIDEND EQUIVALENT RIGHTS

(a)           Dividend Equivalent Rights.   A Dividend Equivalent Right may be granted hereunder to any grantee as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of a Deferred Stock Award Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

(b)           Interest Equivalents.   Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)           Termination.   Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.  TRANSFERABILITY OF AWARDS

(a)           Transferability.  Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

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(b)           Administrator Action.  Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Deferred Stock Awards) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

(c)           Family Member.  For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)           Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15.  TAX WITHHOLDING

(a)           Payment by Grantee.   Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)           Payment in Stock.   Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

15

SECTION 16.  SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.  TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)           a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)           an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.  AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the relevant securities exchange or by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or (d).

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SECTION 19.  STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.  GENERAL PROVISIONS

(a)           No Distribution; Compliance with Legal Requirements.   The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)           Delivery of Stock Certificates.   Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)           Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 21(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

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(d)           Other Compensation Arrangements; No Employment Rights.     Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)           Trading Policy Restrictions.   Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy and procedures, as in effect from time to time.

(f)           Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 21.  EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the amended and restated Plan is approved by the Board.

SECTION 22.  GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:  April 4, 2003.
AMENDED AND RESTATED APPROVED BY THE BOARD OF DIRECTORS: April 23, 2009.
SECOND AMENDED AND RESTATED APPROVED BY THE BOARD OF DIRECTORS:  April 5, 2011.

DATE APPROVED BY STOCKHOLDERS:  June 4, 2003.
AMENDED AND RESTATED APPROVED BY STOCKHOLDERS: June 5, 2009.
SECOND AMENDED AND RESTATED APPROVED BY STOCKHOLDERS:

18

ANIKA THERAPEUTICS, INC.
Attn: KEVIN W. QUINLAN
32 WIGGINS AVE.
BEDFORD, MA 01730

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Steven E. Wheeler 02 Charles H. Sherwood PhD

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:	For	Against	Abstain
2 APPROVAL OF THE ANIKA THERAPEUTICS, INC. SECOND AMENDED AND RESTATED 2003 STOCK OPTION AND INCENTIVE PLAN	☐	☐	☐
3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐
4 ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain
5 FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000107391_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

ANIKA THERAPEUTICS, INC.
Annual Meeting of Stockholders
June 7, 2011 10:00 AM
This proxy is solicited on behalf of the Board of Directors

The undersigned, having received notice of the Annual Meeting of Stockholders and the Proxy Statement furnished herewith, revoking all prior proxies, hereby appoints Dr. Charles H. Sherwood and Mr. Kevin W. Quinlan, and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock which the undersigned would be entitled to vote, if personally present, at the 2011 Annual Meeting of Stockholders of Anika Therapeutics, Inc. (the "Company") to be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts, on Tuesday, June 7, 2011, at 10:00 a.m. local time, and at any adjournment or postponement thereof, with respect to the matters set forth on the reverse side. Any proxy may be revoked by a stockholder by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company before the taking of the vote at the 2011 Annual Meeting, by properly casting a new vote via the Internet or Telephone at any time before the closure of the Internet or Telephone facilities, or by voting in person at the meeting. Attendance of the stockholder at the meeting or any adjournment or postponement thereof will not in and of itself constitute revocation of this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "for" the election of directors, "for" Items 2-4, and "One Year" for Item 5, in each case, in accordance with the Board of Directors' recommendations, and voted in accordance with the discretion of the persons named as proxies on any other matters that may properly come before the annual meeting.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000107391_2 R1.0.0.11699